Statistical Supplement Package (unaudited) First Quarter 2019

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information.................................................................................................................... 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 Page 2 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Consolidated Results Page 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation First Quarter 2019 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. In Q1 2019, we transferred the results of operations attributable to IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) from the Protection segment to the Corporate & Other segment. Effective first quarter, management is excluding mean reversion related impacts to determine its adjusted operating measures. See the Glossary for details on the new adjustment. Management believes the new adjusted operating measure allows investors to better evaluate underlying performance trends. Prior periods are updated to reflect this change on a consistent basis. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. Page 4 of 51

# Ameriprise Financial, Inc.
## Consolidated GAAP Income Statements
### First Quarter 2019

| (in millions, except per share amounts, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Revenues** | | | | | | | | | | | | | |
| Management and financial advice fees | $ 1,669 | $ 1,691 | $ 1,739 | $ 1,677 | $ 1,627 | $ 1,669 | $ 1,627 | $ (42) | (3)% | $ (42) | (3)% | $ (50) | (3)% |
| Distribution fees | 468 | 465 | 470 | 474 | 480 | 468 | 480 | 12 | 3 % | 12 | 3 % | 6 | 1 % |
| Net investment income | 396 | 419 | 386 | 395 | 397 | 396 | 397 | 1 | - | 1 | - | 2 | 1 % |
| Premiums | 343 | 357 | 363 | 363 | 371 | 343 | 371 | 28 | 8 % | 28 | 8 % | 8 | 2 % |
| Other revenues | 308 | 284 | 358 | 299 | 278 | 308 | 278 | (30) | (10)% | (30) | (10)% | (21) | (7)% |
| Total revenues | 3,184 | 3,216 | 3,316 | 3,208 | 3,153 | 3,184 | 3,153 | (31) | (1)% | (31) | (1)% | (55) | (2)% |
| Banking and deposit interest expense | 16 | 20 | 24 | 29 | 35 | 16 | 35 | 19 | # | 19 | # | 6 | 21 % |
| Total net revenues | 3,168 | 3,196 | 3,292 | 3,179 | 3,118 | 3,168 | 3,118 | (50) | (2)% | (50) | (2)% | (61) | (2)% |
| **Expenses** | | | | | | | | | | | | | |
| Distribution expenses | 905 | 902 | 920 | 910 | 900 | 905 | 900 | (5) | (1)% | (5) | (1)% | (10) | (1)% |
| Interest credited to fixed accounts | 141 | 180 | 178 | 175 | 204 | 141 | 204 | 63 | 45 % | 63 | 45 % | 29 | 17 % |
| Benefits, claims, losses and settlement expenses | 494 | 635 | 729 | 444 | 670 | 494 | 670 | 176 | 36 % | 176 | 36 % | 226 | 51 % |
| Amortization of deferred acquisition costs | 92 | 63 | 25 | 142 | 16 | 92 | 16 | (76) | (83)% | (76) | (83)% | (126) | (89)% |
| Interest and debt expense | 51 | 80 | 50 | 64 | 53 | 51 | 53 | 2 | 4 % | 2 | 4 % | (11) | (17)% |
| General and administrative expense | 789 | 788 | 802 | 792 | 805 | 789 | 805 | 16 | 2 % | 16 | 2 % | 13 | 2 % |
| Total expenses | 2,472 | 2,648 | 2,704 | 2,527 | 2,648 | 2,472 | 2,648 | 176 | 7 % | 176 | 7 % | 121 | 5 % |
| Pretax income | 696 | 548 | 588 | 652 | 470 | 696 | 470 | (226) | (32)% | (226) | (32)% | (182) | (28)% |
| Income tax provision | 102 | 86 | 85 | 113 | 75 | 102 | 75 | (27) | (26)% | (27) | (26)% | (38) | (34)% |
| Net income | $ 594 | $ 462 | $ 503 | $ 539 | $ 395 | $ 594 | $ 395 | $ (199) | (34)% | $ (199) | (34)% | $ (144) | (27)% |
| **Net Investment Income** | | | | | | | | | | | | | |
| Investment income on fixed maturities | $ 329 | $ 334 | $ 339 | $ 351 | $ 353 | $ 329 | $ 353 | $ 24 | 7 % | $ 24 | 7 % | $ 2 | 1 % |
| Realized investment gains (losses) [1] | 6 | 5 | 4 | (5) | 4 | 6 | 4 | (2) | (33)% | (2) | (33)% | 9 | # |
| Affordable housing | (11) | (14) | (24) | (9) | (15) | (11) | (15) | (4) | (36)% | (4) | (36)% | (6) | (67)% |
| Other (including seed money) | 46 | 43 | 43 | 22 | 32 | 46 | 32 | (14) | (30)% | (14) | (30)% | 10 | 45 % |
| Consolidated investment entities | 26 | 51 | 24 | 36 | 23 | 26 | 23 | (3) | (12)% | (3) | (12)% | (13) | (36)% |
| Total net investment income | $ 396 | $ 419 | $ 386 | $ 395 | $ 397 | $ 396 | $ 397 | $ 1 | - | $ 1 | - | $ 2 | 1 % |
| **Earnings Per Share** | | | | | | | | | | | | | |
| Basic earnings per share | $ 3.97 | $ 3.14 | $ 3.48 | $ 3.81 | $ 2.85 | $ 3.97 | $ 2.85 | $ (1.12) | (28)% | $ (1.12) | (28)% | $ (0.96) | (25)% |
| Earnings per diluted share | $ 3.91 | $ 3.10 | $ 3.43 | $ 3.76 | $ 2.82 | $ 3.91 | $ 2.82 | $ (1.09) | (28)% | $ (1.09) | (28)% | $ (0.94) | (25)% |
| Earnings per diluted share growth | 55.2 % | 24.0 % | 5.2 % | NM | (27.9)% | 55.2 % | (27.9)% | (83.0)% | | (83.0)% | | NM | |
| **Weighted average common shares outstanding** | | | | | | | | | | | | | |
| Basic weighted average common shares outstanding | 149.5 | 147.0 | 144.4 | 141.5 | 138.8 | 149.5 | 138.8 | (10.7) | (7)% | (10.7) | (7)% | (2.7) | (2)% |
| Effect of potentially dilutive nonqualified stock options and other share-based awards | 2.6 | 2.0 | 2.1 | 1.7 | 1.3 | 2.6 | 1.3 | (1.3) | (50)% | (1.3) | (50)% | (0.4) | (24)% |
| Diluted weighted average common shares outstanding | 152.1 | 149.0 | 146.5 | 143.2 | 140.1 | 152.1 | 140.1 | (12.0) | (8)% | (12.0) | (8)% | (3.1) | (2)% |
| **Metrics** | | | | | | | | | | | | | |
| Net revenue growth | 8.3 % | 6.1 % | 9.2 % | - | (1.6)% | 8.3 % | (1.6)% | (9.9)% | | (9.9)% | | (1.6)% | |
| Pretax income margin | 22.0 % | 17.1 % | 17.9 % | 20.5 % | 15.1 % | 22.0 % | 15.1 % | (6.9)% | | (6.9)% | | (5.4)% | |
| Effective tax rate | 14.7 % | 15.7 % | 14.4 % | 17.3 % | 15.9 % | 14.7 % | 15.9 % | 1.2 % | | 1.2 % | | (1.4)% | |
| Total equity / outstanding shares [2] | $ 39.38 | $ 38.71 | $ 39.26 | $ 40.03 | $ 42.56 | $ 39.38 | $ 42.56 | $ 3.18 | 8 % | $ 3.18 | 8 % | $ 2.53 | 6 % |
| Total equity excluding AOCI / outstanding shares [3][4] | $ 39.41 | $ 39.94 | $ 40.96 | $ 42.11 | $ 42.30 | $ 39.41 | $ 42.30 | $ 2.89 | 7 % | $ 2.89 | 7 % | $ 0.19 | - |

(1) Includes $5M impairment classified as restructuring costs related to the sale of Auto & Home.
(2) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48.

NM Not Meaningful
# Variance equal to or greater than 100%.

Page 5 of 51

# Ameriprise Financial, Inc.
## Consolidated Adjusted Operating Results and Highlights
### First Quarter 2019

(in millions except per share amounts, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Revenues** | | | | | | | | | | | | | |
| Total net revenues | $ 3,168 | $ 3,196 | $ 3,292 | $ 3,179 | $ 3,118 | $ 3,168 | $ 3,118 | $ (50) | (2)% | $ (50) | (2)% | $ (61) | (2)% |
| Less revenues attributable to the CIEs | 22 | 49 | 22 | 34 | 21 | 22 | 21 | (1) | (5)% | (1) | (5)% | (13) | (38)% |
| Less net realized investment gains (losses) [1] | 6 | 5 | 4 | (5) | 9 | 6 | 9 | 3 | 50 % | 3 | 50 % | 14 | # |
| Less market impact on indexed universal life benefits [1] | 13 | (10) | (8) | (2) | (17) | 13 | (17) | (30) | # | (30) | # | (15) | # |
| Less market impact of hedges on investments | 16 | 5 | 6 | (16) | (10) | 16 | (10) | (26) | # | (26) | # | 6 | 38 % |
| Less integration/restructuring charges [2] | - | - | - | - | (3) | - | (3) | (3) | - | (3) | - | (3) | - |
| Adjusted operating total net revenues [4] | $ 3,111 | $ 3,147 | $ 3,268 | $ 3,168 | $ 3,118 | $ 3,111 | $ 3,118 | $ 7 | - | $ 7 | - | $ (50) | (2)% |
| **Earnings** | | | | | | | | | | | | | |
| Net income | $ 594 | $ 462 | $ 503 | $ 539 | $ 395 | $ 594 | $ 395 | $ (199) | (34)% | $ (199) | (34)% | $ (144) | (27)% |
| Less net income (loss) attributable to the CIEs | - | - | - | (1) | - | - | - | - | - | - | - | 1 | # |
| Integration/restructuring charges [2][4] | 3 | 4 | 9 | 3 | 7 | 3 | 7 | 4 | # | 4 | # | 4 | # |
| Market impact on variable annuity guaranteed benefits [1][4] | 5 | 80 | 45 | (99) | 142 | 5 | 142 | 137 | # | 137 | # | 241 | # |
| Market impact on fixed index annuity benefits [1][4] | - | - | - | (1) | - | - | - | - | - | - | - | 1 | # |
| Market impact on indexed universal life benefits [1][4] | (25) | 20 | 13 | 9 | 51 | (25) | 51 | 76 | # | 76 | # | 42 | # |
| Mean reversion related impacts [1][4] | (6) | (8) | (24) | 71 | (36) | (6) | (36) | (30) | # | (30) | # | (107) | # |
| Market impact of hedges on investments [4] | (16) | (5) | (6) | 16 | 10 | (16) | 10 | 26 | # | 26 | # | (6) | (38)% |
| Less net realized investment gains (losses) [1][4] | 6 | 5 | 4 | (6) | 9 | 6 | 9 | 3 | 50 % | 3 | 50 % | 15 | # |
| Tax effect of adjustments [5] | 9 | (18) | (7) | (1) | (35) | 9 | (35) | (44) | # | (44) | # | (34) | # |
| Adjusted operating earnings [3] | $ 558 | $ 530 | $ 529 | $ 544 | $ 525 | $ 558 | $ 525 | $ (33) | (6)% | $ (33) | (6)% | $ (19) | (3)% |
| **Pretax Earnings** | | | | | | | | | | | | | |
| Pretax income | $ 696 | $ 548 | $ 588 | $ 652 | $ 470 | $ 696 | $ 470 | $ (226) | (32)% | $ (226) | (32)% | $ (182) | (28)% |
| Less pretax income (loss) attributable to the CIEs | - | - | - | (1) | - | - | - | - | - | - | - | 1 | # |
| Integration/restructuring charges [2] | 3 | 4 | 9 | 3 | 7 | 3 | 7 | 4 | # | 4 | # | 4 | # |
| Market impact on variable annuity guaranteed benefits [1] | 5 | 80 | 45 | (99) | 142 | 5 | 142 | 137 | # | 137 | # | 241 | # |
| Market impact on fixed index annuity benefits [1] | - | - | - | (1) | - | - | - | - | - | - | - | 1 | # |
| Market impact on indexed universal life benefits [1] | (25) | 20 | 13 | 9 | 51 | (25) | 51 | 76 | # | 76 | # | 42 | # |
| Mean reversion related impacts [1] | (6) | (8) | (24) | 71 | (36) | (6) | (36) | (30) | # | (30) | # | (107) | # |
| Market impact of hedges on investments | (16) | (5) | (6) | 16 | 10 | (16) | 10 | 26 | # | 26 | # | (6) | (38)% |
| Less net realized investment gains (losses) [1] | 6 | 5 | 4 | (6) | 9 | 6 | 9 | 3 | 50 % | 3 | 50 % | 15 | # |
| Pretax adjusted operating earnings [3] | $ 651 | $ 634 | $ 621 | $ 658 | $ 635 | $ 651 | $ 635 | $ (16) | (2)% | $ (16) | (2)% | $ (23) | (3)% |
| Pretax Adjusted Operating Margin [3][6] | 20.9% | 20.1% | 19.0% | 20.8% | 20.4% | 20.9% | 20.4% | (0.5)% | | (0.5)% | | (0.4)% | |
| Adjusted Operating Effective Tax Rate [3][7] | 14.3% | 16.4% | 14.8% | 17.3% | 17.3% | 14.3% | 17.3% | 3.0 % | | 3.0 % | | - | |
| **Weighted Average Common Shares Outstanding** | | | | | | | | | | | | | |
| Basic | 149.5 | 147.0 | 144.4 | 141.5 | 138.8 | 149.5 | 138.8 | (10.7) | (7)% | (10.7) | (7)% | (2.7) | (2)% |
| Diluted | 152.1 | 149.0 | 146.5 | 143.2 | 140.1 | 152.1 | 140.1 | (12.0) | (8)% | (12.0) | (8)% | (3.1) | (2)% |
| **Adjusted Operating Earnings Per Share [3]** | | | | | | | | | | | | | |
| Basic adjusted operating earnings per share | $ 3.73 | $ 3.61 | $ 3.66 | $ 3.84 | $ 3.78 | $ 3.73 | $ 3.78 | $ 0.05 | 1 % | $ 0.05 | 1 % | $ (0.06) | (2)% |
| Adjusted operating earnings per diluted share | $ 3.67 | $ 3.56 | $ 3.61 | $ 3.80 | $ 3.75 | $ 3.67 | $ 3.75 | $ 0.08 | 2 % | $ 0.08 | 2 % | $ (0.05) | (1)% |
| **Return on Equity** | | | | | | | | | | | | | |
| Return on equity excluding AOCI [3][7] | 28.3 % | 29.6 % | 29.6 % | 36.0 % | 32.5 % | 28.3 % | 32.5 % | 4.2 % | | 4.2 % | | (3.5)% | |
| Adjusted operating return on equity excluding AOCI [3][7] | 28.5 % | 30.4 % | 30.4 % | 37.1 % | 36.4 % | 28.5 % | 36.4 % | 7.9 % | | 7.9 % | | (0.7)% | |

(1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2) Includes $5M impairment classified as restructuring costs related to the sale of Auto & Home.

(3) See non-GAAP financial information on pg 33.

(4) Pretax adjusted operating adjustments.

(5) Calculated using the statutory tax rate of 21%.

(6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

(7) Non-GAAP financial measure reconciliations can be found on pg 47.

# Variance equal to or greater than 100%.

Page 6 of 51

# Ameriprise Financial, Inc.
## Consolidated Adjusted Operating Results and Highlights
### First Quarter 2019

(in millions except per share amounts, headcount and where noted, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Book Value** | | | | | | | | | | | | | |
| Total equity excluding CIEs / outstanding shares [1][2] | $ 39.38 | $ 38.70 | $ 39.27 | $ 40.02 | $ 42.55 | $ 39.38 | $ 42.55 | $ 3.17 | 8 % | $ 3.17 | 8 % | $ 2.53 | 6 % |
| Total equity excluding CIEs and AOCI / outstanding shares [1][3] | $ 39.41 | $ 39.93 | $ 40.96 | $ 42.11 | $ 42.29 | $ 39.41 | $ 42.29 | $ 2.88 | 7 % | $ 2.88 | 7 % | $ 0.18 | - |
| **Adjusted Operating Metrics** | | | | | | | | | | | | | |
| Adjusted operating total net revenue growth: Target 6 - 8% | 7.8 % | 5.7 % | 8.9 % | 1.2 % | 0.2 % | 7.8 % | 0.2 % | (7.6)% | | (7.6)% | | (1.0)% | |
| Adjusted operating earnings per diluted share growth: Target 12 - 15% | 40.1 % | 30.4 % | 4.9 % | NM | 2.2 % | 40.1 % | 2.2 % | (37.9)% | | (37.9)% | | NM | |
| Adjusted operating return on equity excluding AOCI: Target 19 - 23% [1] | 28.5 % | 30.4 % | 30.4 % | 37.1 % | 36.4 % | 28.5 % | 36.4 % | 7.9 % | | 7.9 % | | (0.7)% | |
| **Debt to Capital** | | | | | | | | | | | | | |
| Total Ameriprise Financial long-term debt to total Ameriprise Financial capital | 33.0 % | 33.8 % | 33.8 % | 33.9 % | 36.7 % | 33.0 % | 36.7 % | 3.7 % | | 3.7 % | | 2.8 % | |
| **Goodwill and Intangible Assets** | $ 2,034 | $ 2,009 | $ 1,998 | $ 1,987 | $ 1,990 | $ 2,034 | $ 1,990 | $ (44) | (2)% | $ (44) | (2)% | $ 3 | - |
| **Assets Under Management and Administration** | | | | | | | | | | | | | |
| Advice & Wealth Management AUM | $ 249,565 | $ 257,227 | $ 270,571 | $ 249,910 | $ 276,921 | $ 249,565 | $ 276,921 | $ 27,356 | 11 % | $ 27,356 | 11 % | $ 27,011 | 11 % |
| Asset Management AUM | 485,315 | 482,072 | 485,352 | 430,650 | 459,112 | 485,315 | 459,112 | (26,203) | (5)% | (26,203) | (5)% | 28,462 | 7 % |
| Corporate AUM | 39 | 39 | 39 | 39 | 49 | 39 | 49 | 10 | 26 % | 10 | 26 % | 10 | 26 % |
| Eliminations | (26,313) | (28,705) | (29,292) | (26,433) | (28,355) | (26,313) | (28,355) | (2,042) | (8)% | (2,042) | (8)% | (1,922) | (7)% |
| Total Assets Under Management | 708,606 | 710,633 | 726,670 | 654,166 | 707,727 | 708,606 | 707,727 | (879) | - | (879) | - | 53,561 | 8 % |
| Total Assets Under Administration | 178,621 | 180,278 | 186,786 | 168,566 | 183,456 | 178,621 | 183,456 | 4,835 | 3 % | 4,835 | 3 % | 14,890 | 9 % |
| Total AUM and AUA | $ 887,227 | $ 890,911 | $ 913,456 | $ 822,732 | $ 891,183 | $ 887,227 | $ 891,183 | $ 3,956 | - | $ 3,956 | - | $ 68,451 | 8 % |
| **Business Metrics** | | | | | | | | | | | | | |
| Total Ameriprise client assets | $ 556,694 | $ 565,726 | $ 587,968 | $ 538,978 | $ 588,345 | $ 556,694 | $ 588,345 | $ 31,651 | 6 % | $ 31,651 | 6 % | $ 49,367 | 9 % |
| Total financial advisors | 9,881 | 9,906 | 9,933 | 9,931 | 9,979 | 9,881 | 9,979 | 98 | 1 % | 98 | 1 % | 48 | - |
| **Net Flows and Net Deposits** | | | | | | | | | | | | | |
| Advisor wrap | $ 5,689 | $ 5,260 | $ 5,664 | $ 4,507 | $ 4,337 | $ 5,689 | $ 4,337 | $ (1,352) | (24)% | $ (1,352) | (24)% | $ (170) | (4)% |
| Asset Management | $ (7,659) | $ (1,509) | $ (7,345) | $ (4,667) | $ (7,231) | $ (7,659) | $ (7,231) | $ 428 | 6 % | $ 428 | 6 % | $ (2,564) | (55)% |
| Annuities [4] | $ (1,162) | $ (984) | $ (1,025) | $ (1,015) | $ (1,050) | $ (1,162) | $ (1,050) | $ 112 | 10 % | $ 112 | 10 % | $ (35) | (3)% |
| Variable universal life / Universal life | $ (82) | $ (65) | $ (78) | $ (56) | $ (93) | $ (82) | $ (93) | $ (11) | (13)% | $ (11) | (13)% | $ (37) | (66)% |
| **S&P 500** | | | | | | | | | | | | | |
| Daily average | 2,733 | 2,704 | 2,849 | 2,689 | 2,720 | 2,733 | 2,720 | (13) | - | (13) | - | 31 | 1 % |
| Period end | 2,641 | 2,718 | 2,914 | 2,507 | 2,834 | 2,641 | 2,834 | 193 | 7 % | 193 | 7 % | 327 | 13 % |
| **Weighted Equity Index (WEI)** [5] | | | | | | | | | | | | | |
| Daily average | 1,984 | 1,965 | 2,042 | 1,905 | 1,930 | 1,984 | 1,930 | (54) | (3)% | (54) | (3)% | 25 | 1 % |
| Period end | 1,923 | 1,967 | 2,077 | 1,776 | 2,001 | 1,923 | 2,001 | 78 | 4 % | 78 | 4 % | 225 | 13 % |

(1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
(2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4) Excludes payout annuities.
(5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.
NM Not Meaningful

Page 7 of 51

# Ameriprise Financial, Inc.
## Common Share and Capital Summary
### First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Common shares | | | | | | | | | | | | | |
| Beginning balance | 146.6 | 145.0 | 142.2 | 139.8 | 136.3 | 146.6 | 136.3 | (10.3) | (7)% | (10.3) | (7)% | (3.5) | (3)% |
| Repurchases | (2.4) | (2.9) | (2.4) | (3.6) | (2.8) | (2.4) | (2.8) | (0.4) | (17)% | (0.4) | (17)% | 0.8 | 22 % |
| Issuances | 1.2 | 0.2 | 0.1 | 0.1 | 0.9 | 1.2 | 0.9 | (0.3) | (25)% | (0.3) | (25)% | 0.8 | # |
| Other | (0.4) | (0.1) | (0.1) | - | (0.2) | (0.4) | (0.2) | 0.2 | 50 % | 0.2 | 50 % | (0.2) | - |
| Total common shares outstanding | 145.0 | 142.2 | 139.8 | 136.3 | 134.2 | 145.0 | 134.2 | (10.8) | (7)% | (10.8) | (7)% | (2.1) | (2)% |
| Restricted stock units | 3.3 | 3.3 | 3.3 | 3.3 | 3.1 | 3.3 | 3.1 | (0.2) | (6)% | (0.2) | (6)% | (0.2) | (6)% |
| Total basic common shares outstanding | 148.3 | 145.5 | 143.1 | 139.6 | 137.3 | 148.3 | 137.3 | (11.0) | (7)% | (11.0) | (7)% | (2.3) | (2)% |
| Total potentially dilutive shares | 2.3 | 2.0 | 2.1 | 1.3 | 1.5 | 2.3 | 1.5 | (0.8) | (35)% | (0.8) | (35)% | 0.2 | 15 % |
| Total diluted shares | 150.6 | 147.5 | 145.2 | 140.9 | 138.8 | 150.6 | 138.8 | (11.8) | (8)% | (11.8) | (8)% | (2.1) | (1)% |
| Capital Returned to Shareholders | | | | | | | | | | | | | |
| Dividends paid | $ 125 | $ 132 | $ 131 | $ 128 | $ 127 | $ 125 | $ 127 | $ 2 | 2 % | $ 2 | 2 % | $ (1) | (1)% |
| Common stock share repurchases | $ 387 | $ 400 | $ 353 | $ 436 | $ 355 | $ 387 | $ 355 | $ (32) | (8)% | $ (32) | (8)% | $ (81) | (19)% |
| Allocated Capital [(1)] | | | | | | | | | | | | | |
| Advice & Wealth Management | $ 718 | $ 738 | $ 765 | $ 742 | $ 756 | $ 718 | $ 756 | $ 38 | 5 % | $ 38 | 5 % | $ 14 | 2 % |
| Asset Management | 1,871 | 1,867 | 1,858 | 1,848 | 1,849 | 1,871 | 1,849 | (22) | (1)% | (22) | (1)% | 1 | - |
| Annuities | 1,909 | 1,911 | 1,886 | 1,892 | 1,770 | 1,909 | 1,770 | (139) | (7)% | (139) | (7)% | (122) | (6)% |
| Protection | 818 | 799 | 759 | 850 | 773 | 818 | 773 | (45) | (6)% | (45) | (6)% | (77) | (9)% |
| Corporate & Other | 3,378 | 3,345 | 3,443 | 3,396 | 4,009 | 3,378 | 4,009 | 631 | 19 % | 631 | 19 % | 613 | 18 % |
| Total allocated capital | $ 8,694 | $ 8,660 | $ 8,711 | $ 8,728 | $ 9,157 | $ 8,694 | $ 9,157 | $ 463 | 5 % | $ 463 | 5 % | $ 429 | 5 % |

(1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

# Variance equal to or greater than 100%.

Page 8 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Segment Results Page 9 of 51

# Ameriprise Financial, Inc.
## Segment Summary
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Segment Summary** | | | | | | | | | | | | | |
| **Advice & Wealth Management** | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ 1,501 | $ 1,543 | $ 1,564 | $ 1,581 | $ 1,554 | $ 1,501 | $ 1,554 | $ 53 | 4 % | $ 53 | 4 % | $ (27) | (2)% |
| Adjusted operating expenses | 1,185 | 1,193 | 1,209 | 1,213 | 1,204 | 1,185 | 1,204 | 19 | 2 % | 19 | 2 % | (9) | (1)% |
| Pretax adjusted operating earnings | $ 316 | $ 350 | $ 355 | $ 368 | $ 350 | $ 316 | $ 350 | $ 34 | 11 % | $ 34 | 11 % | $ (18) | (5)% |
| Allocated capital | $ 718 | $ 738 | $ 765 | $ 742 | $ 756 | $ 718 | $ 756 | $ 38 | 5 % | $ 38 | 5 % | $ 14 | 2 % |
| Adjusted operating return on allocated capital [1] | 119.0 % | 126.3 % | 131.8 % | 159.3 % | 159.8 % | 119.0 % | 159.8 % | 40.8 % | | 40.8 % | | 0.5 % | |
| Pretax adjusted operating margin | 21.1 % | 22.7 % | 22.7 % | 23.3 % | 22.5 % | 21.1 % | 22.5 % | 1.4 % | | 1.4 % | | (0.8)% | |
| **Asset Management** | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ 778 | $ 755 | $ 772 | $ 706 | $ 689 | $ 778 | $ 689 | $ (89) | (11)% | $ (89) | (11)% | $ (17) | (2)% |
| Adjusted operating expenses | 583 | 572 | 575 | 553 | 543 | 583 | 543 | (40) | (7)% | (40) | (7)% | (10) | (2)% |
| Pretax adjusted operating earnings | $ 195 | $ 183 | $ 197 | $ 153 | $ 146 | $ 195 | $ 146 | $ (49) | (25)% | $ (49) | (25)% | $ (7) | (5)% |
| Allocated capital | $ 1,871 | $ 1,867 | $ 1,858 | $ 1,848 | $ 1,849 | $ 1,871 | $ 1,849 | $ (22) | (1)% | $ (22) | (1)% | $ 1 | - |
| Adjusted operating return on allocated capital [1] | 28.4 % | 29.3 % | 29.5 % | 33.0 % | 30.6 % | 28.4 % | 30.6 % | 2.2 % | | 2.2 % | | (2.4)% | |
| Pretax adjusted operating margin | 25.1 % | 24.2 % | 25.5 % | 21.7 % | 21.2 % | 25.1 % | 21.2 % | (3.9)% | | (3.9)% | | (0.5)% | |
| Adjusted operating total net revenues | $ 778 | $ 755 | $ 772 | $ 706 | $ 689 | $ 778 | $ 689 | $ (89) | (11)% | $ (89) | (11)% | $ (17) | (2)% |
| Distribution pass thru revenues | (201) | (196) | (195) | (180) | (179) | (201) | (179) | 22 | 11 % | 22 | 11 % | 1 | 1 % |
| Subadvisory and other pass thru revenues | (85) | (88) | (90) | (81) | (81) | (85) | (81) | 4 | 5 % | 4 | 5 % | - | - |
| Net adjusted operating revenues [2] | $ 492 | $ 471 | $ 487 | $ 445 | $ 429 | $ 492 | $ 429 | $ (63) | (13)% | $ (63) | (13)% | $ (16) | (4)% |
| Pretax adjusted operating earnings | $ 195 | $ 183 | $ 197 | $ 153 | $ 146 | $ 195 | $ 146 | $ (49) | (25)% | $ (49) | (25)% | $ (7) | (5)% |
| Adjusted operating net investment income | (2) | (8) | (7) | (2) | (6) | (2) | (6) | (4) | # | (4) | # | (4) | # |
| Amortization of intangibles | 5 | 4 | 5 | 4 | 4 | 5 | 4 | (1) | (20)% | (1) | (20)% | - | - |
| Net adjusted operating earnings [2] | $ 198 | $ 179 | $ 195 | $ 155 | $ 144 | $ 198 | $ 144 | $ (54) | (27)% | $ (54) | (27)% | $ (11) | (7)% |
| Net pretax adjusted operating margin [2][3] | 40.2 % | 38.0 % | 40.0 % | 34.8 % | 33.6 % | 40.2 % | 33.6 % | (6.6)% | | (6.6)% | | (1.2)% | |
| **Annuities** | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ 613 | $ 622 | $ 628 | $ 613 | $ 604 | $ 613 | $ 604 | $ (9) | (1)% | $ (9) | (1)% | $ (9) | (1)% |
| Adjusted operating expenses | 487 | 500 | 499 | 494 | 476 | 487 | 476 | (11) | (2)% | (11) | (2)% | (18) | (4)% |
| Pretax adjusted operating earnings | $ 126 | $ 122 | $ 129 | $ 119 | $ 128 | $ 126 | $ 128 | $ 2 | 2 % | $ 2 | 2 % | $ 9 | 8 % |
| Allocated capital | $ 1,909 | $ 1,911 | $ 1,886 | $ 1,892 | $ 1,770 | $ 1,909 | $ 1,770 | $ (139) | (7)% | $ (139) | (7)% | $ (122) | (6)% |
| Adjusted operating return on allocated capital [1] | 22.7 % | 23.2 % | 18.6 % | 21.9 % | 22.2 % | 22.7 % | 22.2 % | (0.5)% | | (0.5)% | | 0.3 % | |
| Pretax adjusted operating margin | 20.6 % | 19.6 % | 20.5 % | 19.4 % | 21.2 % | 20.6 % | 21.2 % | 0.6 % | | 0.6 % | | 1.8 % | |
| **Protection** | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ 253 | $ 255 | $ 328 | $ 260 | $ 262 | $ 253 | $ 262 | $ 9 | 4 % | $ 9 | 4 % | $ 2 | 1 % |
| Adjusted operating expenses | 188 | 192 | 268 | 193 | 188 | 188 | 188 | - | - | - | - | (5) | (3)% |
| Pretax adjusted operating earnings | $ 65 | $ 63 | $ 60 | $ 67 | $ 74 | $ 65 | $ 74 | $ 9 | 14 % | $ 9 | 14 % | $ 7 | 10 % |
| Allocated capital | $ 818 | $ 799 | $ 759 | $ 850 | $ 773 | $ 818 | $ 773 | $ (45) | (6)% | $ (45) | (6)% | $ (77) | (9)% |
| Adjusted operating return on allocated capital [1] | 21.1 % | 21.3 % | 23.3 % | 27.2 % | 27.6 % | 21.1 % | 27.6 % | 6.5 % | | 6.5 % | | 0.4 % | |
| Pretax adjusted operating margin | 25.7 % | 24.7 % | 18.3 % | 25.8 % | 28.2 % | 25.7 % | 28.2 % | 2.5 % | | 2.5 % | | 2.4 % | |
| **Corporate & Other** | | | | | | | | | | | | | |
| Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss | $ (58) | $ (60) | $ (68) | $ (47) | $ (78) | $ (58) | $ (78) | $ (20) | (34)% | $ (20) | (34)% | $ (31) | (66)% |
| Long Term Care pretax adjusted operating earnings (loss) | $ 2 | $ (5) | $ (53) | $ (5) | $ 6 | $ 2 | $ 6 | $ 4 | # | $ 4 | # | $ 11 | # |
| Auto & Home pretax adjusted operating earnings (loss) | $ 5 | $ (19) | $ 1 | $ 3 | $ 9 | $ 5 | $ 9 | $ 4 | 80 % | $ 4 | 80 % | $ 6 | # |

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) See non-GAAP financial information on pg 33.

(3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

# Variance equal to or greater than 100%.

Page 10 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Advice & Wealth Management Segment Page 11 of 51

# Ameriprise Financial, Inc.
## Advice & Wealth Management Segment
## First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Advice & Wealth Management Segment Adjusted Operating Income Statements | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ 848 | $ 878 | $ 902 | $ 910 | $ 878 | $ 848 | $ 878 | $ 30 | 4 % | $ 30 | 4 % | $ (32) | (4)% |
| Distribution fees | 557 | 562 | 558 | 564 | 561 | 557 | 561 | 4 | 1 % | 4 | 1 % | (3) | (1)% |
| Net investment income | 69 | 73 | 81 | 93 | 99 | 69 | 99 | 30 | 43 % | 30 | 43 % | 6 | 6 % |
| Premiums | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other revenues | 43 | 50 | 47 | 43 | 51 | 43 | 51 | 8 | 19 % | 8 | 19 % | 8 | 19 % |
| Total revenues | 1,517 | 1,563 | 1,588 | 1,610 | 1,589 | 1,517 | 1,589 | 72 | 5 % | 72 | 5 % | (21) | (1)% |
| Banking and deposit interest expense | 16 | 20 | 24 | 29 | 35 | 16 | 35 | 19 | # | 19 | # | 6 | 21 % |
| Adjusted operating total net revenues | 1,501 | 1,543 | 1,564 | 1,581 | 1,554 | 1,501 | 1,554 | 53 | 4 % | 53 | 4 % | (27) | (2)% |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | 869 | 876 | 888 | 888 | 870 | 869 | 870 | 1 | - | 1 | - | (18) | (2)% |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest and debt expense | 3 | 2 | 3 | 2 | 3 | 3 | 3 | - | - | - | - | 1 | 50 % |
| General and administrative expense | 313 | 315 | 318 | 323 | 331 | 313 | 331 | 18 | 6 % | 18 | 6 % | 8 | 2 % |
| Adjusted operating expenses | 1,185 | 1,193 | 1,209 | 1,213 | 1,204 | 1,185 | 1,204 | 19 | 2 % | 19 | 2 % | (9) | (1)% |
| Pretax adjusted operating earnings | $ 316 | $ 350 | $ 355 | $ 368 | $ 350 | $ 316 | $ 350 | $ 34 | 11 % | $ 34 | 11 % | $ (18) | (5)% |
| Pretax adjusted operating margin | 21.1 % | 22.7 % | 22.7 % | 23.3 % | 22.5 % | 21.1 % | 22.5 % | 1.4 % | | 1.4 % | | (0.8)% | |
| Return on Capital | | | | | | | | | | | | | |
| Allocated capital | $ 718 | $ 738 | $ 765 | $ 742 | $ 756 | $ 718 | $ 756 | $ 38 | 5 % | $ 38 | 5 % | $ 14 | 2 % |
| Adjusted operating return on allocated capital [(1)] | 119.0 % | 126.3 % | 131.8 % | 159.3 % | 159.8 % | 119.0 % | 159.8 % | 40.8 % | | 40.8 % | | 0.5 % | |
| Brokerage cash balance [(2)] | $ 25,443 | $ 24,504 | $ 24,238 | $ 27,730 | $ 25,325 | $ 25,443 | $ 25,325 | $ (118) | - | $ (118) | - | $ (2,405) | (9)% |
| Brokerage sweep fee | 1.32 % | 1.57 % | 1.73 % | 1.95 % | 2.12 % | 1.32 % | 2.12 % | 0.80 % | | 0.80 % | | 0.17 % | |
| On-balance sheet deposits | $ 10,252 | $ 10,440 | $ 10,775 | $ 11,553 | $ 11,536 | $ 10,252 | $ 11,536 | $ 1,284 | 13 % | $ 1,284 | 13 % | $ (17) | - |

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Brokerage cash includes both off-balance sheet and on-balance sheet deposits. In the 1st quarter of 2018 through the 1st quarter of 2019, on-balance sheet deposits included in brokerage cash are $3.7B, $3.5B, $3.4B, $3.7B and $3.4B, respectively.

# Variance equal to or greater than 100%.

Page 12 of 51

# Ameriprise Financial, Inc.
## Advice & Wealth Management Segment
### First Quarter 2019

| (in millions, except headcount and where noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Product Information** | | | | | | | | | | | | | |
| Certificates and Banking - Combined | | | | | | | | | | | | | |
| Pretax adjusted operating earnings | $ 17 | $ 15 | $ 16 | $ 19 | $ 16 | $ 17 | $ 16 | $ (1) | (6)% | $ (1) | (6)% | $ (3) | (16)% |
| Allocated capital | $ 361 | $ 380 | $ 403 | $ 430 | $ 444 | $ 361 | $ 444 | $ 83 | 23 % | $ 83 | 23 % | $ 14 | 3 % |
| Adjusted operating return on allocated capital [1] | 13.6 % | 13.2 % | 12.4 % | 14.6 % | 13.7 % | 13.6 % | 13.7 % | 0.1 % | | 0.1 % | | (0.9)% | |
| Wealth Management & Distribution | | | | | | | | | | | | | |
| Pretax adjusted operating earnings | $ 299 | $ 335 | $ 339 | $ 349 | $ 334 | $ 299 | $ 334 | $ 35 | 12 % | $ 35 | 12 % | $ (15) | (4)% |
| Allocated capital | $ 357 | $ 358 | $ 362 | $ 312 | $ 312 | $ 357 | $ 312 | $ (45) | (13)% | $ (45) | (13)% | $ - | - |
| Adjusted operating return on allocated capital [1] | 227.2 % | 242.2 % | 255.0 % | 318.9 % | 333.3 % | 227.2 % | 333.3 % | 106.1 % | | 106.1 % | | 14.4 % | |
| **Financial Advisors** | | | | | | | | | | | | | |
| Employee advisors [2] | 2,176 | 2,176 | 2,174 | 2,176 | 2,190 | 2,176 | 2,190 | 14 | 1 % | 14 | 1 % | 14 | 1 % |
| Franchisee advisors | 7,705 | 7,730 | 7,759 | 7,755 | 7,789 | 7,705 | 7,789 | 84 | 1 % | 84 | 1 % | 34 | - |
| Total financial advisors | 9,881 | 9,906 | 9,933 | 9,931 | 9,979 | 9,881 | 9,979 | 98 | 1 % | 98 | 1 % | 48 | - |
| Adjusted operating total net revenues per financial advisor (in thousands) [3] | $ 152 | $ 156 | $ 157 | $ 159 | $ 156 | $ 152 | $ 156 | $ 4 | 3 % | $ 4 | 3 % | $ (3) | (2)% |
| Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) [4] | $ 590 | $ 603 | $ 617 | $ 624 | $ 628 | $ 590 | $ 628 | $ 38 | 6 % | $ 38 | 6 % | $ 4 | 1 % |
| **Advisor Retention** | | | | | | | | | | | | | |
| Employee | 92.2 % | 92.3 % | 91.9 % | 92.0 % | 93.0 % | 92.2 % | 93.0 % | 0.8 % | | 0.8 % | | 1.0 % | |
| Franchisee | 93.0 % | 93.5 % | 93.6 % | 93.5 % | 93.6 % | 93.0 % | 93.6 % | 0.6 % | | 0.6 % | | 0.1 % | |
| **Total Client Assets (at period end)** | $ 556,694 | $ 565,726 | $ 587,968 | $ 538,978 | $ 588,345 | $ 556,694 | $ 588,345 | $ 31,651 | 6 % | $ 31,651 | 6 % | $ 49,367 | 9 % |
| **Total Wrap Accounts** | | | | | | | | | | | | | |
| Beginning assets | $ 248,150 | $ 250,974 | $ 258,729 | $ 272,243 | $ 251,486 | $ 248,150 | $ 251,486 | $ 3,336 | 1 % | $ 3,336 | 1 % | $ (20,757) | (8)% |
| Inflows from acquisitions | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other net flows | 5,689 | 5,260 | 5,664 | 4,507 | 4,337 | 5,689 | 4,337 | (1,352) | (24)% | (1,352) | (24)% | (170) | (4)% |
| Net flows [5] | 5,689 | 5,260 | 5,664 | 4,507 | 4,337 | 5,689 | 4,337 | (1,352) | (24)% | (1,352) | (24)% | (170) | (4)% |
| Market appreciation (depreciation) and other [5] | (2,865) | 2,495 | 7,850 | (25,264) | 22,971 | (2,865) | 22,971 | 25,836 | # | 25,836 | # | 48,235 | # |
| Total wrap ending assets | $ 250,974 | $ 258,729 | $ 272,243 | $ 251,486 | $ 278,794 | $ 250,974 | $ 278,794 | $ 27,820 | 11 % | $ 27,820 | 11 % | $ 27,308 | 11 % |
| Advisory wrap account assets ending balance [6] | $ 248,675 | $ 256,327 | $ 269,669 | $ 249,072 | $ 276,077 | $ 248,675 | $ 276,077 | $ 27,402 | 11 % | $ 27,402 | 11 % | $ 27,005 | 11 % |

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) IPI advisors are being included in the employee advisor count.

(3) Year-to-date is sum of current and prior quarters for the year under review.

(4) Trailing twelve months is the sum of the last four quarters.

(5) IPI wrap net flows are included in Net flows starting in Q4 2018. Prior to that, the change in IPI wrap assets was included in Market appreciation (depreciation) and other.

(6) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

# Variance equal to or greater than 100%.

Page 13 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Asset Management Segment Page 14 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Asset Management Segment Adjusted Operating Income Statements** | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ 645 | $ 636 | $ 657 | $ 602 | $ 584 | $ 645 | $ 584 | $ (61) | (9)% | $ (61) | (9)% | $ (18) | (3)% |
| Distribution fees | 114 | 110 | 108 | 101 | 98 | 114 | 98 | (16) | (14)% | (16) | (14)% | (3) | (3)% |
| Net investment income | 2 | 8 | 7 | 2 | 6 | 2 | 6 | 4 | # | 4 | # | 4 | # |
| Premiums | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Other revenues | 17 | 1 | - | 1 | 1 | 17 | 1 | (16) | (94)% | (16) | (94)% | - | - |
| Total revenues | 778 | 755 | 772 | 706 | 689 | 778 | 689 | (89) | (11)% | (89) | (11)% | (17) | (2)% |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Adjusted operating total net revenues | 778 | 755 | 772 | 706 | 689 | 778 | 689 | (89) | (11)% | (89) | (11)% | (17) | (2)% |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | 249 | 241 | 244 | 227 | 223 | 249 | 223 | (26) | (10)% | (26) | (10)% | (4) | (2)% |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | 3 | 4 | 3 | 3 | 3 | 3 | 3 | - | - | - | - | - | - |
| Interest and debt expense | 6 | 6 | 5 | 7 | 6 | 6 | 6 | - | - | - | - | (1) | (14)% |
| General and administrative expense | 325 | 321 | 323 | 316 | 311 | 325 | 311 | (14) | (4)% | (14) | (4)% | (5) | (2)% |
| Adjusted operating expenses | 583 | 572 | 575 | 553 | 543 | 583 | 543 | (40) | (7)% | (40) | (7)% | (10) | (2)% |
| Pretax adjusted operating earnings | $ 195 | $ 183 | $ 197 | $ 153 | $ 146 | $ 195 | $ 146 | $ (49) | (25)% | $ (49) | (25)% | $ (7) | (5)% |
| Pretax adjusted operating margin | 25.1 % | 24.2 % | 25.5 % | 21.7 % | 21.2 % | 25.1 % | 21.2 % | (3.9)% | | (3.9)% | | (0.5)% | |
| Adjusted operating total net revenues | $ 778 | $ 755 | $ 772 | $ 706 | $ 689 | $ 778 | $ 689 | $ (89) | (11)% | $ (89) | (11)% | $ (17) | (2)% |
| Distribution pass thru revenues | (201) | (196) | (195) | (180) | (179) | (201) | (179) | 22 | 11 % | 22 | 11 % | 1 | 1 % |
| Subadvisory and other pass thru revenues | (85) | (88) | (90) | (81) | (81) | (85) | (81) | 4 | 5 % | 4 | 5 % | - | - |
| Net adjusted operating revenues [1] | $ 492 | $ 471 | $ 487 | $ 445 | $ 429 | $ 492 | $ 429 | $ (63) | (13)% | $ (63) | (13)% | $ (16) | (4)% |
| Pretax adjusted operating earnings | $ 195 | $ 183 | $ 197 | $ 153 | $ 146 | $ 195 | $ 146 | $ (49) | (25)% | $ (49) | (25)% | $ (7) | (5)% |
| Adjusted operating net investment income | (2) | (8) | (7) | (2) | (6) | (2) | (6) | (4) | # | (4) | # | (4) | # |
| Amortization of intangibles | 5 | 4 | 5 | 4 | 4 | 5 | 4 | (1) | (20)% | (1) | (20)% | - | - |
| Net adjusted operating earnings [1] | $ 198 | $ 179 | $ 195 | $ 155 | $ 144 | $ 198 | $ 144 | $ (54) | (27)% | $ (54) | (27)% | $ (11) | (7)% |
| Net pretax adjusted operating margin [1][2] | 40.2 % | 38.0 % | 40.0 % | 34.8 % | 33.6 % | 40.2 % | 33.6 % | (6.6)% | | (6.6)% | | (1.2)% | |
| Performance Fees [3] | | | | | | | | | | | | | |
| Performance fees | $ 3 | $ 4 | $ 21 | $ 7 | $ 6 | $ 3 | $ 6 | $ 3 | # | $ 3 | # | $ (1) | (14)% |
| Performance fee related general and administrative expense | 2 | 1 | 7 | 2 | 3 | 2 | 3 | 1 | 50 % | 1 | 50 % | 1 | 50 % |
| Net performance fees | $ 1 | $ 3 | $ 14 | $ 5 | $ 3 | $ 1 | $ 3 | $ 2 | # | $ 2 | # | $ (2) | (40)% |
| Return on Capital | | | | | | | | | | | | | |
| Allocated capital | $ 1,871 | $ 1,867 | $ 1,858 | $ 1,848 | $ 1,849 | $ 1,871 | $ 1,849 | $ (22) | (1)% | $ (22) | (1)% | $ 1 | - |
| Adjusted operating return on allocated capital [4] | 28.4 % | 29.3 % | 29.5 % | 33.0 % | 30.6 % | 28.4 % | 30.6 % | 2.2 % | | 2.2 % | | (2.4)% | |

(1) See non-GAAP financial information on pg 33.
(2) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.
(3) Performance fees, which are net of associated compensation, do not include CLO incentive fees.
(4) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.
# Variance equal to or greater than 100%.

Page 15 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment
### First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Total Managed Assets by Type** | | | | | | | | | | | | | |
| Equity | $ 267,687 | $ 268,561 | $ 273,799 | $ 228,950 | $ 250,710 | $ 267,687 | $ 250,710 | $ (16,977) | (6)% | $ (16,977) | (6)% | $ 21,760 | 10 % |
| Fixed income | 172,127 | 169,136 | 167,828 | 160,879 | 166,092 | 172,127 | 166,092 | (6,035) | (4)% | (6,035) | (4)% | 5,213 | 3 % |
| Money market | 5,285 | 6,061 | 5,505 | 5,099 | 5,092 | 5,285 | 5,092 | (193) | (4)% | (193) | (4)% | (7) | - |
| Alternative | 5,486 | 4,432 | 3,393 | 3,085 | 3,166 | 5,486 | 3,166 | (2,320) | (42)% | (2,320) | (42)% | 81 | 3 % |
| Hybrid and other | 34,730 | 33,882 | 34,827 | 32,637 | 34,052 | 34,730 | 34,052 | (678) | (2)% | (678) | (2)% | 1,415 | 4 % |
| Total managed assets by type | $ 485,315 | $ 482,072 | $ 485,352 | $ 430,650 | $ 459,112 | $ 485,315 | $ 459,112 | $ (26,203) | (5)% | $ (26,203) | (5)% | $ 28,462 | 7 % |

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Average Managed Assets by Type** (1) | | | | | | | | | | | | | |
| Equity | $ 275,954 | $ 268,420 | $ 273,172 | $ 250,616 | $ 244,009 | $ 275,954 | $ 244,009 | $ (31,945) | (12)% | $ (31,945) | (12)% | $ (6,607) | (3)% |
| Fixed income | 173,142 | 170,403 | 168,896 | 163,733 | 164,527 | 173,142 | 164,527 | (8,615) | (5)% | (8,615) | (5)% | 794 | - |
| Money market | 5,474 | 6,071 | 5,740 | 5,380 | 5,029 | 5,474 | 5,029 | (445) | (8)% | (445) | (8)% | (351) | (7)% |
| Alternative | 5,533 | 5,045 | 3,914 | 3,243 | 3,132 | 5,533 | 3,132 | (2,401) | (43)% | (2,401) | (43)% | (111) | (3)% |
| Hybrid and other | 34,983 | 34,089 | 34,468 | 33,688 | 33,405 | 34,983 | 33,405 | (1,578) | (5)% | (1,578) | (5)% | (283) | (1)% |
| Total average managed assets by type | $ 495,086 | $ 484,028 | $ 486,190 | $ 456,660 | $ 450,102 | $ 495,086 | $ 450,102 | $ (44,984) | (9)% | $ (44,984) | (9)% | $ (6,558) | (1)% |

(1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period.

Page 16 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment
## First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Prior Year Comparisons Qtr Chg - 1Q % | Prior Year Comparisons YTD Chg - 1Q Diff. | Prior Year Comparisons YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Managed Assets Rollforward | | | | | | | | | | | | | |
| Global Retail Funds | | | | | | | | | | | | | |
| Beginning assets | $ 287,803 | $ 282,089 | $ 282,311 | $ 286,369 | $ 247,943 | $ 287,803 | $ 247,943 | $ (39,860) | (14)% | $ (39,860) | (14)% | $ (38,426) | (13)% |
| Inflows | 13,243 | 13,696 | 12,660 | 13,400 | 11,573 | 13,243 | 11,573 | (1,670) | (13)% | (1,670) | (13)% | (1,827) | (14)% |
| Outflows | (17,023) | (14,569) | (15,450) | (20,171) | (15,081) | (17,023) | (15,081) | 1,942 | 11 % | 1,942 | 11 % | 5,090 | 25 % |
| Net VP/VIT fund flows | (750) | (689) | (788) | (736) | (759) | (750) | (759) | (9) | (1)% | (9) | (1)% | (23) | (3)% |
| Net new flows | (4,530) | (1,562) | (3,578) | (7,507) | (4,267) | (4,530) | (4,267) | 263 | 6 % | 263 | 6 % | 3,240 | 43 % |
| Reinvested dividends | 476 | 2,984 | 551 | 7,597 | 555 | 476 | 555 | 79 | 17 % | 79 | 17 % | (7,042) | (93)% |
| Net flows | (4,054) | 1,422 | (3,027) | 90 | (3,712) | (4,054) | (3,712) | 342 | 8 % | 342 | 8 % | (3,802) | # |
| Distributions | (657) | (3,461) | (742) | (8,917) | (715) | (657) | (715) | (58) | (9)% | (58) | (9)% | 8,202 | 92 % |
| Market appreciation (depreciation) and other | (2,449) | 4,723 | 8,252 | (28,738) | 24,063 | (2,449) | 24,063 | 26,512 | # | 26,512 | # | 52,801 | # |
| Foreign currency translation [1] | 1,446 | (2,462) | (425) | (861) | 386 | 1,446 | 386 | (1,060) | (73)% | (1,060) | (73)% | 1,247 | # |
| Total ending assets | 282,089 | 282,311 | 286,369 | 247,943 | 267,965 | 282,089 | 267,965 | (14,124) | (5)% | (14,124) | (5)% | 20,022 | 8 % |
| % of total retail assets sub-advised | 17.5% | 18.0% | 17.8% | 18.6% | 18.4% | 17.5% | 18.4% | 1.0 % | | 1.0 % | | (0.2)% | |
| Global Institutional | | | | | | | | | | | | | |
| Beginning assets | 206,755 | 203,226 | 199,761 | 198,983 | 182,707 | 206,755 | 182,707 | (24,048) | (12)% | (24,048) | (12)% | (16,276) | (8)% |
| Inflows | 6,345 | 5,775 | 4,642 | 4,812 | 5,304 | 6,345 | 5,304 | (1,041) | (16)% | (1,041) | (16)% | 492 | 10 % |
| Inflows from acquisitions | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Outflows | (9,950) | (8,706) | (8,960) | (9,569) | (8,823) | (9,950) | (8,823) | 1,127 | 11 % | 1,127 | 11 % | 746 | 8 % |
| Net flows | (3,605) | (2,931) | (4,318) | (4,757) | (3,519) | (3,605) | (3,519) | 86 | 2 % | 86 | 2 % | 1,238 | 26 % |
| Market appreciation (depreciation) and other [2] | (2,866) | 4,212 | 4,384 | (10,227) | 10,742 | (2,866) | 10,742 | 13,608 | # | 13,608 | # | 20,969 | # |
| Foreign currency translation [1] | 2,942 | (4,746) | (844) | (1,292) | 1,217 | 2,942 | 1,217 | (1,725) | (59)% | (1,725) | (59)% | 2,509 | # |
| Total ending assets | 203,226 | 199,761 | 198,983 | 182,707 | 191,147 | 203,226 | 191,147 | (12,079) | (6)% | (12,079) | (6)% | 8,440 | 5 % |
| Total managed assets | $ 485,315 | $ 482,072 | $ 485,352 | $ 430,650 | $ 459,112 | $ 485,315 | $ 459,112 | $ (26,203) | (5)% | $ (26,203) | (5)% | $ 28,462 | 7 % |
| Total net flows | $ (7,659) | $ (1,509) | $ (7,345) | $ (4,667) | $ (7,231) | $ (7,659) | $ (7,231) | $ 428 | 6 % | $ 428 | 6 % | $ (2,564) | (55)% |
| Former Parent Company Related [3] | | | | | | | | | | | | | |
| Retail net new flows | $ (545) | $ (558) | $ (411) | $ (1,258) | $ (278) | $ (545) | $ (278) | $ 267 | 49 % | $ 267 | 49 % | $ 980 | 78 % |
| Institutional net new flows | (1,029) | (1,449) | (1,085) | (1,678) | (825) | (1,029) | (825) | 204 | 20 % | 204 | 20 % | 853 | 51 % |
| Total net new flows | $ (1,574) | $ (2,007) | $ (1,496) | $ (2,936) | $ (1,103) | $ (1,574) | $ (1,103) | $ 471 | 30 % | $ 471 | 30 % | $ 1,833 | 62 % |

(1) Amounts represent local currency to US dollar translation for reporting purposes.
(2) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.
(3) Former parent company related assets and net new flows are included in the rollforwards above.
# Variance equal to or greater than 100%.

Page 17 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment - Columbia
## First Quarter 2019

Mutual Fund Rankings in top 2 Lipper Quartiles

| | | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 |
|---|---|---|---|---|---|---|
| **Domestic Equity** | | | | | | |
| Equal weighted | 1 year | 57 % | 46 % | 43 % | 46 % | 40 % |
| | 3 year | 72 % | 59 % | 53 % | 50 % | 50 % |
| | 5 year | 69 % | 66 % | 66 % | 63 % | 63 % |
| Asset weighted | 1 year | 58 % | 50 % | 54 % | 56 % | 48 % |
| | 3 year | 81 % | 54 % | 52 % | 56 % | 58 % |
| | 5 year | 80 % | 78 % | 75 % | 68 % | 77 % |
| **International Equity** | | | | | | |
| Equal weighted | 1 year | 85 % | 80 % | 80 % | 35 % | 40 % |
| | 3 year | 65 % | 65 % | 65 % | 60 % | 65 % |
| | 5 year | 75 % | 75 % | 75 % | 60 % | 65 % |
| Asset weighted | 1 year | 57 % | 57 % | 67 % | 49 % | 43 % |
| | 3 year | 46 % | 50 % | 52 % | 69 % | 80 % |
| | 5 year | 57 % | 61 % | 64 % | 65 % | 66 % |
| **Taxable Fixed Income** | | | | | | |
| Equal weighted | 1 year | 74 % | 63 % | 78 % | 50 % | 71 % |
| | 3 year | 72 % | 72 % | 76 % | 71 % | 75 % |
| | 5 year | 76 % | 76 % | 75 % | 75 % | 80 % |
| Asset weighted | 1 year | 80 % | 74 % | 85 % | 48 % | 59 % |
| | 3 year | 77 % | 74 % | 79 % | 75 % | 76 % |
| | 5 year | 82 % | 82 % | 82 % | 82 % | 83 % |
| **Tax Exempt Fixed Income** | | | | | | |
| Equal weighted | 1 year | 84 % | 95 % | 84 % | 89 % | 84 % |
| | 3 year | 89 % | 84 % | 84 % | 100 % | 100 % |
| | 5 year | 100 % | 100 % | 94 % | 89 % | 89 % |
| Asset weighted | 1 year | 91 % | 99 % | 84 % | 86 % | 85 % |
| | 3 year | 92 % | 91 % | 91 % | 100 % | 100 % |
| | 5 year | 100 % | 100 % | 93 % | 98 % | 91 % |
| **Asset Allocation Funds** | | | | | | |
| Equal weighted | 1 year | 60 % | 53 % | 50 % | 46 % | 46 % |
| | 3 year | 69 % | 62 % | 67 % | 64 % | 55 % |
| | 5 year | 78 % | 78 % | 78 % | 100 % | 100 % |
| Asset weighted | 1 year | 51 % | 48 % | 47 % | 65 % | 66 % |
| | 3 year | 90 % | 50 % | 50 % | 50 % | 50 % |
| | 5 year | 94 % | 94 % | 94 % | 100 % | 100 % |
| Number of 4- or 5-star Morningstar rated funds | | | | | | |
| Overall | | 56 | 54 | 54 | 52 | 49 |
| 3 year | | 52 | 54 | 52 | 46 | 55 |
| 5 year | | 53 | 50 | 49 | 49 | 52 |
| Percent of 4- or 5-star Morningstar rated funds | | | | | | |
| Overall | | 53 % | 51 % | 52 % | 50 % | 48 % |
| 3 year | | 50 % | 51 % | 50 % | 44 % | 53 % |
| 5 year | | 54 % | 51 % | 49 % | 49 % | 53 % |
| Percent of 4- or 5-star Morningstar rated assets | | | | | | |
| Overall | | 61 % | 58 % | 61 % | 67 % | 54 % |
| 3 year | | 52 % | 50 % | 54 % | 50 % | 53 % |
| 5 year | | 61 % | 51 % | 53 % | 59 % | 61 % |

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median.

Page 18 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment - Threadneedle
## First Quarter 2019

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

| | | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 |
|---|---|---|---|---|---|---|
| **Equity** | | | | | | |
| Equal weighted | 1 year | 57 % | 56 % | 56 % | 40 % | 52 % |
| | 3 year | 64 % | 65 % | 61 % | 39 % | 49 % |
| | 5 year | 61 % | 73 % | 72 % | 70 % | 73 % |
| Asset weighted | 1 year | 53 % | 53 % | 67 % | 51 % | 68 % |
| | 3 year | 59 % | 74 % | 69 % | 53 % | 60 % |
| | 5 year | 51 % | 75 % | 80 % | 79 % | 80 % |
| **Fixed Income** | | | | | | |
| Equal weighted | 1 year | 79 % | 77 % | 73 % | 60 % | 72 % |
| | 3 year | 69 % | 72 % | 76 % | 76 % | 74 % |
| | 5 year | 80 % | 72 % | 80 % | 69 % | 80 % |
| Asset weighted | 1 year | 91 % | 94 % | 91 % | 66 % | 91 % |
| | 3 year | 89 % | 90 % | 96 % | 94 % | 89 % |
| | 5 year | 91 % | 89 % | 92 % | 89 % | 92 % |
| **Allocation (Managed) Funds** | | | | | | |
| Equal weighted | 1 year | 50 % | 50 % | 75 % | 38 % | 38 % |
| | 3 year | 88 % | 88 % | 88 % | 75 % | 75 % |
| | 5 year | 100 % | 100 % | 100 % | 86 % | 100 % |
| Asset weighted | 1 year | 45 % | 48 % | 95 % | 41 % | 40 % |
| | 3 year | 99 % | 99 % | 99 % | 84 % | 84 % |
| | 5 year | 100 % | 100 % | 100 % | 95 % | 100 % |

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor.

Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Page 19 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Annuities Segment Page 20 of 51

# Ameriprise Financial, Inc.
## Annuities Segment
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | | | | | | Year-to-Date | | Prior Year Comparisons | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | Qtr Chg - 1Q | | YTD Chg - 1Q | | Seq Qtr Chg - 1Q | |
| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | 2018 | 2019 | Diff. | % | Diff. | % | Diff. | % |
| **Annuities Segment Adjusted Operating Income Statements** | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ 200 | $ 200 | $ 203 | $ 189 | $ 188 | $ 200 | $ 188 | $ (12) | (6)% | $ (12) | (6)% | $ (1) | (1)% |
| Distribution fees | 88 | 88 | 89 | 82 | 84 | 88 | 84 | (4) | (5)% | (4) | (5)% | 2 | 2 % |
| Net investment income | 164 | 161 | 159 | 160 | 156 | 164 | 156 | (8) | (5)% | (8) | (5)% | (4) | (3)% |
| Premiums | 24 | 27 | 29 | 28 | 34 | 24 | 34 | 10 | 42 % | 10 | 42 % | 6 | 21 % |
| Other revenues | 137 | 146 | 148 | 154 | 142 | 137 | 142 | 5 | 4 % | 5 | 4 % | (12) | (8)% |
| Total revenues | 613 | 622 | 628 | 613 | 604 | 613 | 604 | (9) | (1)% | (9) | (1)% | (9) | (1)% |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Adjusted operating total net revenues | 613 | 622 | 628 | 613 | 604 | 613 | 604 | (9) | (1)% | (9) | (1)% | (9) | (1)% |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | 110 | 113 | 107 | 102 | 104 | 110 | 104 | (6) | (5)% | (6) | (5)% | 2 | 2 % |
| Interest credited to fixed accounts | 113 | 115 | 117 | 116 | 109 | 113 | 109 | (4) | (4)% | (4) | (4)% | (7) | (6)% |
| Benefits, claims, losses and settlement expenses | 156 | 163 | 182 | 164 | 164 | 156 | 164 | 8 | 5 % | 8 | 5 % | - | - |
| Amortization of deferred acquisition costs | 50 | 51 | 33 | 47 | 42 | 50 | 42 | (8) | (16)% | (8) | (16)% | (5) | (11)% |
| Interest and debt expense | 9 | 10 | 10 | 11 | 11 | 9 | 11 | 2 | 22 % | 2 | 22 % | - | - |
| General and administrative expense | 49 | 48 | 50 | 54 | 46 | 49 | 46 | (3) | (6)% | (3) | (6)% | (8) | (15)% |
| Adjusted operating expenses | 487 | 500 | 499 | 494 | 476 | 487 | 476 | (11) | (2)% | (11) | (2)% | (18) | (4)% |
| Pretax adjusted operating earnings | $ 126 | $ 122 | $ 129 | $ 119 | $ 128 | $ 126 | $ 128 | $ 2 | 2 % | $ 2 | 2 % | $ 9 | 8 % |
| Pretax adjusted operating margin | 20.6 % | 19.6 % | 20.5 % | 19.4 % | 21.2 % | 20.6 % | 21.2 % | 0.6 % | | 0.6 % | | 1.8 % | |
| Return on Capital | | | | | | | | | | | | | |
| Allocated capital | $ 1,909 | $ 1,911 | $ 1,886 | $ 1,892 | $ 1,770 | $ 1,909 | $ 1,770 | $ (139) | (7)% | $ (139) | (7)% | $ (122) | (6)% |
| Adjusted operating return on allocated capital [(1)] | 22.7 % | 23.2 % | 18.6 % | 21.9 % | 22.2 % | 22.7 % | 22.2 % | (0.5)% | | (0.5)% | | 0.3 % | |

[(1)] Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Page 21 of 51

# Ameriprise Financial, Inc.
## Annuities Segment
## First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Product Information** | | | | | | | | | | | | | |
| Variable Annuities | | | | | | | | | | | | | |
| Pretax adjusted operating earnings | $ 110 | $ 110 | $ 123 | $ 115 | $ 115 | $ 110 | $ 115 | $ 5 | 5 % | $ 5 | 5 % | $ - | - |
| Allocated capital [1] | $ 650 | $ 650 | $ 650 | $ 650 | $ 650 | $ 650 | $ 650 | $ - | - | $ - | - | $ - | - |
| Adjusted operating return on allocated capital [2] | 61.0 % | 62.3 % | 49.8 % | 59.4 % | 59.5 % | 61.0 % | 59.5 % | (1.5)% | | (1.5)% | | 0.1 % | |
| Fixed Annuities [3] | | | | | | | | | | | | | |
| Pretax adjusted operating earnings | $ 16 | $ 12 | $ 6 | $ 4 | $ 13 | $ 16 | $ 13 | $ (3) | (19)% | $ (3) | (19)% | $ 9 | # |
| Allocated capital | $ 1,259 | $ 1,261 | $ 1,236 | $ 1,242 | $ 1,120 | $ 1,259 | $ 1,120 | $ (139) | (11)% | $ (139) | (11)% | $ (122) | (10)% |
| Adjusted operating return on allocated capital [2] | 3.4 % | 3.3 % | 2.6 % | 2.6 % | 2.4 % | 3.4 % | 2.4 % | (1.0)% | | (1.0)% | | (0.2)% | |
| **Variable Annuities Rollforward** | | | | | | | | | | | | | |
| Beginning balance | $ 80,340 | $ 78,731 | $ 78,288 | $ 79,444 | $ 72,042 | $ 80,340 | $ 72,042 | $ (8,298) | (10)% | $ (8,298) | (10)% | $ (7,402) | (9)% |
| Deposits | 1,150 | 1,228 | 1,063 | 1,017 | 867 | 1,150 | 867 | (283) | (25)% | (283) | (25)% | (150) | (15)% |
| Withdrawals and terminations | (2,069) | (1,997) | (1,889) | (1,803) | (1,722) | (2,069) | (1,722) | 347 | 17 % | 347 | 17 % | 81 | 4 % |
| Net flows | (919) | (769) | (826) | (786) | (855) | (919) | (855) | 64 | 7 % | 64 | 7 % | (69) | (9)% |
| Investment performance and interest credited | (690) | 326 | 1,982 | (6,616) | 5,688 | (690) | 5,688 | 6,378 | # | 6,378 | # | 12,304 | # |
| Total ending balance - contract accumulation values | $ 78,731 | $ 78,288 | $ 79,444 | $ 72,042 | $ 76,875 | $ 78,731 | $ 76,875 | $ (1,856) | (2)% | $ (1,856) | (2)% | $ 4,833 | 7 % |
| Variable annuities fixed sub-accounts | $ 5,139 | $ 5,130 | $ 5,127 | $ 5,129 | $ 5,127 | $ 5,139 | $ 5,127 | $ (12) | - | $ (12) | - | $ (2) | - |
| **Fixed Deferred Annuities Rollforward** | | | | | | | | | | | | | |
| Beginning balance | $ 9,320 | $ 9,147 | $ 9,003 | $ 8,875 | $ 8,714 | $ 9,320 | $ 8,714 | $ (606) | (7)% | $ (606) | (7)% | $ (161) | (2)% |
| Deposits | 42 | 60 | 49 | 60 | 89 | 42 | 89 | 47 | # | 47 | # | 29 | 48 % |
| Withdrawals and terminations | (285) | (275) | (248) | (289) | (284) | (285) | (284) | 1 | - | 1 | - | 5 | 2 % |
| Net flows | (243) | (215) | (199) | (229) | (195) | (243) | (195) | 48 | 20 % | 48 | 20 % | 34 | 15 % |
| Policyholder interest credited | 70 | 71 | 71 | 68 | 68 | 70 | 68 | (2) | (3)% | (2) | (3)% | - | - |
| Total ending balance - contract accumulation values | $ 9,147 | $ 9,003 | $ 8,875 | $ 8,714 | $ 8,588 | $ 9,147 | $ 8,588 | $ (559) | (6)% | $ (559) | (6)% | $ (126) | (1)% |
| Capitalized interest | $ - | $ 1 | $ (1) | $ 1 | $ - | $ - | $ - | $ - | - | $ - | - | $ (1) | # |
| Payout Annuities Reserve Balance | $ 2,093 | $ 2,093 | $ 2,089 | $ 2,082 | $ 2,078 | $ 2,093 | $ 2,078 | $ (15) | (1)% | $ (15) | (1)% | $ (4) | - |
| **Tax Equivalent Spread - Fixed Deferred Annuities** [4] | | | | | | | | | | | | | |
| Gross rate of return on invested assets [5] | 4.1 % | 4.2 % | 4.1 % | 4.1 % | 4.0 % | 4.1 % | 4.0 % | (0.1)% | | (0.1)% | | (0.1)% | |
| Crediting rate excluding capitalized interest | (3.1)% | (3.2)% | (3.2)% | (3.2)% | (3.2)% | (3.1)% | (3.2)% | (0.1)% | | (0.1)% | | - | |
| Tax equivalent margin spread | 1.0 % | 1.0 % | 0.9 % | 0.9 % | 0.8 % | 1.0 % | 0.8 % | (0.2)% | | (0.2)% | | (0.1)% | |
| **Total Variable Annuities DAC** | | | | | | | | | | | | | |
| Beginning balance | $ 1,747 | $ 1,754 | $ 1,770 | $ 1,803 | $ 1,733 | $ 1,747 | $ 1,733 | $ (14) | (1)% | $ (14) | (1)% | $ (70) | (4)% |
| Capitalization | 42 | 46 | 40 | 39 | 34 | 42 | 34 | (8) | (19)% | (8) | (19)% | (5) | (13)% |
| Non adjusted operating amortization | (5) | 12 | 14 | (63) | 28 | (5) | 28 | 33 | # | 33 | # | 91 | # |
| Amortization per income statement | (45) | (47) | (25) | (44) | (18) | (45) | (18) | 27 | 60 % | 27 | 60 % | 26 | 59 % |
| Other | 15 | 5 | 4 | (2) | (14) | 15 | (14) | (29) | # | (29) | # | (12) | # |
| Total ending balance | $ 1,754 | $ 1,770 | $ 1,803 | $ 1,733 | $ 1,763 | $ 1,754 | $ 1,763 | $ 9 | 1 % | $ 9 | 1 % | $ 30 | 2 % |
| **Total Fixed Deferred Annuities DAC** | | | | | | | | | | | | | |
| Beginning balance | $ 71 | $ 83 | $ 87 | $ 84 | $ 81 | $ 71 | $ 81 | $ 10 | 14 % | $ 10 | 14 % | $ (3) | (4)% |
| Capitalization | 1 | 1 | - | 2 | 1 | 1 | 1 | - | - | - | - | (1) | (50)% |
| Non adjusted operating amortization | - | - | - | (1) | - | - | - | - | - | - | - | 1 | # |
| Amortization per income statement | (5) | (4) | (8) | (3) | (6) | (5) | (6) | (1) | (20)% | (1) | (20)% | (3) | # |
| Other | 16 | 7 | 5 | (1) | (12) | 16 | (12) | (28) | # | (28) | # | (11) | # |
| Total ending balance | $ 83 | $ 87 | $ 84 | $ 81 | $ 64 | $ 83 | $ 64 | $ (19) | (23)% | $ (19) | (23)% | $ (17) | (21)% |

(1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3) Includes payout annuities.

(4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5) In the 1st quarter of 2018 through the 1st quarter of 2019, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.1%, 4.1%, 4.1%, 4.0% and 4.0% respectively.

# Variance equal to or greater than 100%.

Page 22 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Protection Segment Page 23 of 51

# Ameriprise Financial, Inc.
## Protection Segment
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | | | | | | Year-to-Date | | Prior Year Comparisons | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | Qtr Chg - 1Q | | YTD Chg - 1Q | | Seq Qtr Chg - 1Q | |
| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | 2018 | 2019 | Diff. | % | Diff. | % | Diff. | % |
| Protection Segment Adjusted Operating Income Statements | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ 12 | $ 12 | $ 12 | $ 11 | $ 11 | $ 12 | $ 11 | $ (1) | (8)% | $ (1) | (8)% | $ - | - |
| Distribution fees | 23 | 23 | 23 | 24 | 23 | 23 | 23 | - | - | - | - | (1) | (4)% |
| Net investment income | 70 | 73 | 73 | 73 | 78 | 70 | 78 | 8 | 11 % | 8 | 11 % | 5 | 7 % |
| Premiums | 52 | 50 | 51 | 51 | 50 | 52 | 50 | (2) | (4)% | (2) | (4)% | (1) | (2)% |
| Other revenues | 96 | 97 | 169 | 101 | 100 | 96 | 100 | 4 | 4 % | 4 | 4 % | (1) | (1)% |
| Total revenues | 253 | 255 | 328 | 260 | 262 | 253 | 262 | 9 | 4 % | 9 | 4 % | 2 | 1 % |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Adjusted operating total net revenues | 253 | 255 | 328 | 260 | 262 | 253 | 262 | 9 | 4 % | 9 | 4 % | 2 | 1 % |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | 11 | 13 | 12 | 12 | 11 | 11 | 11 | - | - | - | - | (1) | (8)% |
| Interest credited to fixed accounts | 49 | 48 | 52 | 51 | 52 | 49 | 52 | 3 | 6 % | 3 | 6 % | 1 | 2 % |
| Benefits, claims, losses and settlement expenses | 78 | 78 | 171 | 77 | 74 | 78 | 74 | (4) | (5)% | (4) | (5)% | (3) | (4)% |
| Amortization of deferred acquisition costs | 12 | 15 | (6) | 14 | 14 | 12 | 14 | 2 | 17 % | 2 | 17 % | - | - |
| Interest and debt expense | 3 | 4 | 4 | 3 | 4 | 3 | 4 | 1 | 33 % | 1 | 33 % | 1 | 33 % |
| General and administrative expense | 35 | 34 | 35 | 36 | 33 | 35 | 33 | (2) | (6)% | (2) | (6)% | (3) | (8)% |
| Adjusted operating expenses | 188 | 192 | 268 | 193 | 188 | 188 | 188 | - | - | - | - | (5) | (3)% |
| Pretax adjusted operating earnings | $ 65 | $ 63 | $ 60 | $ 67 | $ 74 | $ 65 | $ 74 | $ 9 | 14 % | $ 9 | 14 % | $ 7 | 10 % |
| Pretax adjusted operating margin | 25.7 % | 24.7 % | 18.3 % | 25.8 % | 28.2 % | 25.7 % | 28.2 % | 2.5 % | | 2.5 % | | 2.4 % | |
| Return on Capital | | | | | | | | | | | | | |
| Allocated capital | $ 818 | $ 799 | $ 759 | $ 850 | $ 773 | $ 818 | $ 773 | $ (45) | (6)% | $ (45) | (6)% | $ (77) | (9)% |
| Adjusted operating return on allocated capital [(1)] | 21.1 % | 21.3 % | 23.3 % | 27.2 % | 27.6 % | 21.1 % | 27.6 % | 6.5 % | | 6.5 % | | 0.4 % | |

(1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Page 24 of 51

Ameriprise Financial, Inc. Protection Segment First Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 1Q YTD Chg - 1Q Seq Qtr Chg - 1Q 1 Qtr 2018 2 Qtr 2018 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 71 $ 75 $ 76 $ 75 $ 56 $ 71 $ 56 $ (15) (21)% $ (15) (21)% $ (19) (25)% Term and whole life 2 2 2 2 2 2 2 - - - - - - Disability insurance 1 1 1 - 1 1 1 - - - - 1 - Total cash sales $ 74 $ 78 $ 79 $ 77 $ 59 $ 74 $ 59 $ (15) (20)% $ (15) (20)% $ (18) (23)% VUL / UL Policyholder Account Balances Beginning balance $ 12,534 $ 12,465 $ 12,541 $ 12,763 $ 11,951 $ 12,534 $ 11,951 $ (583) (5)% $ (583) (5)% $ (812) (6)% Premiums and deposits 248 261 248 260 231 248 231 (17) (7)% (17) (7)% (29) (11)% Investment performance and interest 14 140 301 (758) 720 14 720 706 # 706 # 1,478 # Withdrawals and surrenders (330) (326) (326) (316) (324) (330) (324) 6 2% 6 2% (8) (3)% Other (1) 1 (1) 2 - (1) - 1 # 1 # (2) # Total ending balance $ 12,465 $ 12,541 $ 12,763 $ 11,951 $ 12,578 $ 12,465 $ 12,578 $ 113 1% $ 113 1% $ 627 5 % Premiums by Product Term and whole life $ 11 $ 11 $ 11 $ 10 $ 11 $ 11 $ 11 $ - - $ - - $ 1 10 % Disability insurance 34 35 34 35 33 34 33 (1) (3)% (1) (3)% (2) (6)% Intercompany premiums 7 4 6 6 6 7 6 (1) (14)% (1) (14)% - - Total premiums by product $ 52 $ 50 $ 51 $ 51 $ 50 $ 52 $ 50 $ (2) (4)% $ (2) (4)% $ (1) (2)% DAC Rollforward Life and Health Beginning balance $ 839 $ 862 $ 891 $ 926 $ 944 $ 839 $ 944 $ 105 13% $ 105 13% $ 18 2 % Capitalization 20 20 22 21 19 20 19 (1) (5)% (1) (5)% (2) (10)% Non adjusted operating amortization (9) 8 4 (1) 11 (9) 11 20 # 20 # 12 # Amortization per income statement (12) (15) 6 (14) (14) (12) (14) (2) (17)% (2) (17)% - - Other 24 16 3 12 (34) 24 (34) (58) # (58) # (46) # Total ending balance $ 862 $ 891 $ 926 $ 944 $ 926 $ 862 $ 926 $ 64 7% $ 64 7% $ (18) (2)% Life Insurance in Force $ 195,588 $ 195,530 $ 195,369 $ 195,146 $ 194,888 $ 195,588 $ 194,888 $ (700) - $ (700) - $ (258) - Net Amount at Risk $ 40,655 $ 40,471 $ 40,035 $ 40,629 $ 39,800 $ 40,655 $ 39,800 $ (855) (2)% $ (855) (2)% $ (829) (2)% Net Policyholder Reserves VUL / UL $ 11,755 $ 11,857 $ 12,116 $ 11,243 $ 11,975 $ 11,755 $ 11,975 $ 220 2% $ 220 2% $ 732 7 % Term and whole life 195 193 191 189 188 195 188 (7) (4)% (7) (4)% (1) (1)% Disability insurance 523 521 523 524 523 523 523 - - - - (1) - Other insurance 743 731 723 715 706 743 706 (37) (5)% (37) (5)% (9) (1)% Total net policyholder reserves $ 13,216 $ 13,302 $ 13,553 $ 12,671 $ 13,392 $ 13,216 $ 13,392 $ 176 1% $ 176 1% $ 721 6% (1) Includes lump sum deposits. # Variance equal to or greater than 100%. Page 25 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Corporate & Other Segment Page 26 of 51

# Ameriprise Financial, Inc.
## Corporate & Other Segment
### First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Product Information** [1] | | | | | | | | | | | | | |
| Corporate excluding Long Term Care and Auto & Home | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ (9) | $ (11) | $ (22) | $ (6) | $ (14) | $ (9) | $ (14) | $ (5) | (56)% | $ (5) | (56)% | $ (8) | # |
| Adjusted operating expenses | 49 | 49 | 46 | 41 | 64 | 49 | 64 | 15 | 31 % | 15 | 31 % | 23 | 56 % |
| Pretax adjusted operating earnings (loss) | $ (58) | $ (60) | $ (68) | $ (47) | $ (78) | $ (58) | $ (78) | $ (20) | (34)% | $ (20) | (34)% | $ (31) | (66)% |
| Long Term Care | | | | | | | | | | | | | |
| Adjusted operating total net revenues | $ 66 | $ 67 | $ 69 | $ 72 | $ 68 | $ 66 | $ 68 | $ 2 | 3 % | $ 2 | 3 % | $ (4) | (6)% |
| Adjusted operating expenses | 64 | 72 | 122 | 77 | 62 | 64 | 62 | (2) | (3)% | (2) | (3)% | (15) | (19)% |
| Pretax adjusted operating earnings (loss) | $ 2 | $ (5) | $ (53) | $ (5) | $ 6 | $ 2 | $ 6 | $ 4 | # | $ 4 | # | $ 11 | # |
| Allocated capital | $ 681 | $ 696 | $ 686 | $ 714 | $ 697 | $ 681 | $ 697 | $ 16 | 2 % | $ 16 | 2 % | $ (17) | (2)% |
| Auto and Home Insurance | | | | | | | | | | | | | |
| Pretax adjusted operating earnings (loss) | $ 5 | $ (19) | $ 1 | $ 3 | $ 9 | $ 5 | $ 9 | $ 4 | 80 % | $ 4 | 80 % | $ 6 | # |
| Allocated capital | $ 647 | $ 656 | $ 626 | $ 627 | $ 632 | $ 647 | $ 632 | $ (15) | (2)% | $ (15) | (2)% | $ 5 | 1 % |
| Adjusted operating return on allocated capital [2] | (1.8)% | (2.1)% | (2.9)% | (1.3)% | (0.8)% | (1.8)% | (0.8)% | 1.0 % | | 1.0 % | | 0.5 % | |
| Total Auto and Home catastrophe losses | $ 14 | $ 40 | $ 16 | $ 12 | $ 14 | $ 14 | $ 14 | $ - | - | $ - | - | $ 2 | 17 % |
| **Cash Sales** | | | | | | | | | | | | | |
| Auto and home | 273 | 273 | 297 | 268 | 284 | 273 | 284 | 11 | 4 % | 11 | 4 % | 16 | 6 % |
| **Premiums** | | | | | | | | | | | | | |
| Auto and home | 249 | 260 | 265 | 266 | 270 | 249 | 270 | 21 | 8 % | 21 | 8 % | 4 | 2 % |
| **Net Policyholder Reserves** | | | | | | | | | | | | | |
| Auto and home loss and LAE reserves | 599 | 631 | 628 | 604 | 599 | 599 | 599 | - | - | - | - | (5) | (1)% |
| **Auto and Home Insurance Details** | | | | | | | | | | | | | |
| Policy count (thousands) | 934 | 911 | 883 | 861 | 853 | 934 | 853 | (81) | (9)% | (81) | (9)% | (8) | (1)% |
| Catastrophe loss ratio | 5.6 % | 15.6 % | 6.4 % | 4.7 % | 5.1 % | 5.6 % | 5.1 % | (0.5)% | | (0.5)% | | 0.4 % | |
| Non-catastrophe /other loss ratio | 80.1 % | 79.8 % | 80.2 % | 81.2 % | 78.5 % | 80.1 % | 78.5 % | (1.6)% | | (1.6)% | | (2.7)% | |
| Expense ratio | 17.9 % | 17.6 % | 18.4 % | 18.4 % | 18.3 % | 17.9 % | 18.3 % | 0.4 % | | 0.4 % | | (0.1)% | |
| Combined ratio | 103.6 % | 113.0 % | 105.0 % | 104.3 % | 101.9 % | 103.6 % | 101.9 % | (1.7)% | | (1.7)% | | (2.4)% | |

(1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home

(2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance equal to or greater than 100%.

Page 27 of 51

# Ameriprise Financial, Inc.
## Eliminations [1]
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Eliminations Adjusted Operating Income Statements** | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ (34) | $ (34) | $ (34) | $ (34) | $ (33) | $ (34) | $ (33) | $ 1 | 3 % | $ 1 | 3 % | $ 1 | 3 % |
| Distribution fees | (315) | (320) | (310) | (298) | (288) | (315) | (288) | 27 | 9 % | 27 | 9 % | 10 | 3 % |
| Net investment income | (1) | (1) | (3) | (2) | (5) | (1) | (5) | (4) | # | (4) | # | (3) | # |
| Premiums | (8) | (8) | (9) | (9) | (9) | (8) | (9) | (1) | (13)% | (1) | (13)% | - | - |
| Other revenues | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Total revenues | (358) | (363) | (356) | (343) | (335) | (358) | (335) | 23 | 6 % | 23 | 6 % | 8 | 2 % |
| Banking and deposit interest expense | (1) | (1) | (2) | (2) | (2) | (1) | (2) | (1) | # | (1) | # | - | - |
| Adjusted operating total net revenues | (357) | (362) | (354) | (341) | (333) | (357) | (333) | 24 | 7 % | 24 | 7 % | 8 | 2 % |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | (337) | (344) | (333) | (321) | (310) | (337) | (310) | 27 | 8 % | 27 | 8 % | 11 | 3 % |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | (4) | (4) | (3) | (2) | (4) | (4) | (4) | - | - | - | - | (2) | # |
| Amortization of deferred acquisition costs | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest and debt expense | - | - | - | (1) | (3) | - | (3) | (3) | - | (3) | - | (2) | # |
| General and administrative expense | (16) | (14) | (18) | (17) | (16) | (16) | (16) | - | - | - | - | 1 | 6 % |
| Adjusted operating expenses | (357) | (362) | (354) | (341) | (333) | (357) | (333) | 24 | 7 % | 24 | 7 % | 8 | 2 % |
| Pretax adjusted operating earnings | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | - | $ - | - | $ - | - |

[1] The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance equal to or greater than 100%.

Page 28 of 51

Statistical Supplement Package (unaudited) First Quarter 2019 Balance Sheet and Ratings Information Page 29 of 51

# Ameriprise Financial, Inc.
## Consolidated Balance Sheets
## First Quarter 2019

(in millions, unaudited)

| | March 31, 2018 | June 30, 2018 | September 30, 2018 | December 31, 2018 | March 31, 2019 |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Cash and cash equivalents | $ 2,102 | $ 2,431 | $ 2,389 | $ 2,931 | $ 3,259 |
| Cash of consolidated investment entities | 99 | 151 | 89 | 166 | 88 |
| Investments | 35,320 | 35,297 | 35,610 | 35,825 | 33,463 |
| Investments of consolidated investment entities | 2,111 | 1,297 | 1,310 | 1,706 | 1,740 |
| Separate account assets | 85,847 | 85,258 | 86,592 | 77,925 | 83,571 |
| Receivables | 5,860 | 5,913 | 6,042 | 6,173 | 7,434 |
| Receivables of consolidated investment entities | 20 | 17 | 5 | 12 | 28 |
| Deferred acquisition costs | 2,718 | 2,768 | 2,832 | 2,776 | 2,757 |
| Restricted and segregated cash and investments | 2,818 | 2,591 | 2,493 | 2,910 | 2,564 |
| Other assets | 7,867 | 7,545 | 7,828 | 6,792 | 7,472 |
| Other assets of consolidated investment entities | - | - | 1 | - | - |
| Assets held for sale | - | - | - | - | 2,027 |
| Total Assets | $ 144,762 | $ 143,268 | $ 145,191 | $ 137,216 | $ 144,403 |
| **Liabilities** | | | | | |
| Policyholder account balances, future policy benefits and claims | $ 29,364 | $ 29,255 | $ 29,204 | $ 30,124 | $ 29,463 |
| Separate account liabilities | 85,847 | 85,258 | 86,592 | 77,925 | 83,571 |
| Customer deposits | 10,240 | 10,428 | 10,758 | 11,545 | 11,520 |
| Short-term borrowings | 201 | 201 | 201 | 201 | 201 |
| Long-term debt | 2,881 | 2,875 | 2,870 | 2,867 | 3,394 |
| Debt of consolidated investment entities | 2,174 | 1,416 | 1,370 | 1,743 | 1,731 |
| Accounts payable and accrued expenses | 1,609 | 1,749 | 1,867 | 1,862 | 1,596 |
| Other liabilities | 6,570 | 6,426 | 6,697 | 5,239 | 5,808 |
| Other liabilities of consolidated investment entities | 36 | 28 | 14 | 122 | 105 |
| Assets held for sale | - | - | - | - | 1,171 |
| Total Liabilities | 138,922 | 137,636 | 139,573 | 131,628 | 138,560 |
| **Equity** | | | | | |
| Ameriprise Financial | | | | | |
| Common shares ($.01 par) | 3 | 3 | 3 | 3 | 3 |
| Additional paid-in capital | 8,116 | 8,171 | 8,214 | 8,260 | 8,270 |
| Retained earnings | 11,796 | 12,126 | 12,498 | 12,909 | 13,172 |
| Treasury stock | (14,070) | (14,489) | (14,853) | (15,293) | (15,637) |
| Accumulated other comprehensive income, net of tax | (5) | (179) | (244) | (291) | 35 |
| Total Equity | 5,840 | 5,632 | 5,618 | 5,588 | 5,843 |
| Total Liabilities and Equity | $ 144,762 | $ 143,268 | $ 145,191 | $ 137,216 | $ 144,403 |

Page 30 of 51

Ameriprise Financial, Inc. Capital and Ratings Information First Quarter 2019 (in millions unless otherwise noted, unaudited) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 3,350 Finance Lease Liabilities 34 31 28 25 55 Fair value of hedges, unamortized discount and debt issuance costs (3) (6) (8) (8) (11) Total Ameriprise Financial long-term debt 2,881 2,875 2,870 2,867 3,394 Non-recourse debt of consolidated investment entities 2,174 1,416 1,370 1,743 1,731 Total long-term debt $ 5,055 $ 4,291 $ 4,240 $ 4,610 $ 5,125 Total Ameriprise Financial long-term debt $ 2,881 $ 2,875 $ 2,870 $ 2,867 $ 3,394 Fair value of hedges, unamortized discount and debt issuance costs 3 6 8 8 11 Finance lease liabilities (34) (31) (28) (25) (55) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities (1) $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 3,350 Total equity (2) $ 5,840 $ 5,632 $ 5,618 $ 5,588 $ 5,843 Equity of consolidated investment entities - (1) 1 (1) (1) (1) Total equity excluding CIEs $ 5,840 $ 5,631 $ 5,619 $ 5,587 $ 5,842 Total Ameriprise Financial capital $ 8,721 $ 8,507 $ 8,488 $ 8,455 $ 9,237 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) $ 8,690 $ 8,481 $ 8,469 $ 8,437 $ 9,192 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.0% 33.8% 33.8% 33.9% 36.7 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) 32.8% 33.6% 33.7% 33.8% 36.4 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of March 31, 2019 earnings release date) Company Services Service, Inc. Claims Paying Ratings (3) RiverSource Life Insurance Company A+ AA- Aa3 IDS Property Casualty Ins. Company A N/R N/R Ameriprise Captive Insurance Company A N/R N/R Debt Ratings (3) Ameriprise Financial, Inc. a- A A3 (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (2) Includes accumulated other comprehensive income, net of tax. (3) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. Page 31 of 51

# Ameriprise Financial, Inc.
## Ameriprise Financial Investments [1]
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | March 31, 2018 | June 30, 2018 | September 30, 2018 | December 31, 2018 | March 31, 2019 |
|---|---|---|---|---|---|
| Cash and cash equivalents | $ 2,102 | $ 2,431 | $ 2,389 | $ 2,931 | $ 3,259 |
| Investments - Ending Balances | | | | | |
| Available-for-Sale Securities | | | | | |
| Corporate debt securities | 14,434 | 14,252 | 14,391 | 14,066 | 12,938 |
| Residential mortgage backed securities | 5,992 | 5,986 | 6,225 | 6,329 | 6,301 |
| Commercial mortgage backed securities | 4,320 | 4,584 | 4,595 | 4,877 | 4,801 |
| Asset backed securities | 1,523 | 1,575 | 1,477 | 1,398 | 1,303 |
| Total mortgage and other asset backed securities | 11,835 | 12,145 | 12,297 | 12,604 | 12,405 |
| State and municipal obligations | 2,395 | 2,370 | 2,359 | 2,345 | 1,424 |
| US government and agency obligations | 1,373 | 1,424 | 1,495 | 1,745 | 1,710 |
| Foreign government bonds and obligations | 282 | 268 | 298 | 298 | 287 |
| Total other | 4,050 | 4,062 | 4,152 | 4,388 | 3,421 |
| Total available-for-sale securities | 30,319 | 30,459 | 30,840 | 31,058 | 28,764 |
| Commercial mortgage loans | 2,740 | 2,708 | 2,703 | 2,715 | 2,663 |
| Allowance for loan losses | (19) | (19) | (19) | (19) | (19) |
| Commercial mortgage loans, net | 2,721 | 2,689 | 2,684 | 2,696 | 2,644 |
| Policy loans | 844 | 851 | 854 | 861 | 854 |
| Other investments | 1,436 | 1,298 | 1,232 | 1,210 | 1,201 |
| Total investments | 35,320 | 35,297 | 35,610 | 35,825 | 33,463 |
| Total cash, cash equivalents and investments | $ 37,422 | $ 37,728 | $ 37,999 | $ 38,756 | $ 36,722 |
| Net unrealized gain Available-for-Sale Securities | $ 878 | $ 607 | $ 497 | $ 387 | $ 993 |
| AFS Fixed Maturity Asset Quality - % | | | | | |
| AAA | 39 % | 40 % | 41 % | 43 % | 46 % |
| AA | 6 % | 6 % | 6 % | 5 % | 5 % |
| AFS securities AA and above | 45 % | 46 % | 47 % | 48 % | 51 % |
| A | 15 % | 15 % | 14 % | 13 % | 11 % |
| BBB | 36 % | 36 % | 36 % | 36 % | 35 % |
| Below investment grade | 4 % | 3 % | 3 % | 3 % | 3 % |
| Total AFS fixed maturity asset quality - % | 100 % | 100 % | 100 % | 100 % | 100 % |
| Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments | 4 % | 4 % | 4 % | 3 % | 4 % |

[1] Investments excluding investments of CIEs.

Page 32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. Page 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance- related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. Page 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Page 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. Page 36 of 51

Exhibit A Statistical Supplement Package (unaudited) First Quarter 2019 Disclosed Items Page 37 of 51

# Ameriprise Financial, Inc.
Disclosed Items
1 Qtr 2019

## Excluded from Adjusted Operating Earnings

| (in millions, unaudited) | Asset Management | Annuities | | | Protection | | | Corporate and Eliminations | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Securities Gains/(Losses) (1) | Mean Reversion Related Impacts (2) | Securities Gains/(Losses) (1) | Market Impact on VA Guaranteed Benefits (3) | Mean Reversion Related Impacts (2) | Securities Gains/(Losses) (1) | Market Impact on Indexed Universal Life Benefits (4) | CIEs (5) | Market Impact of Hedges on Investments (6) | Integration/Restructuring Charges (7) |
| **Revenues** | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ (2) | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - |
| Net investment income | (1) | - | 12 | - | - | (2) | - | 23 | (10) | (3) |
| Premiums | - | - | - | - | - | - | - | - | - | - |
| Other revenues | - | - | - | - | - | - | (17) | - | - | - |
| Total revenues | (1) | - | 12 | - | - | (2) | (17) | 21 | (10) | (3) |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - |
| Total net revenues | (1) | - | 12 | - | - | (2) | (17) | 21 | (10) | (3) |
| **Expenses** | | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | 43 | - | - | - |
| Benefits, claims, losses and settlement expenses | - | (16) | - | 170 | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | - | (18) | - | (28) | (2) | - | (9) | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | - | 20 | - | - |
| General and administrative expense | - | - | - | - | - | - | - | 1 | - | 4 |
| Total expenses | - | (34) | - | 142 | (2) | - | 34 | 21 | - | 4 |
| Pretax segment income (loss) | $ (1) | $ 34 | $ 12 | $ (142) | $ 2 | $ (2) | $ (51) | $ - | $ (10) | $ (7) |

## Included in Adjusted Operating Earnings

| (in millions, unaudited) | Corporate | Consolidated |
|---|---|---|
| | Auto & Home Catastrophe Losses (8) | Excess Tax Benefits from Share-Based Payments (9) |
| **Revenues** | | |
| Management and financial advice fees | $ - | $ - |
| Distribution fees | - | - |
| Net investment income | - | - |
| Premiums | - | - |
| Other revenues | - | - |
| Total revenues | - | - |
| Banking and deposit interest expense | - | - |
| Adjusted operating total net revenues | - | - |
| **Expenses** | | |
| Distribution expenses | - | - |
| Interest credited to fixed accounts | - | - |
| Benefits, claims, losses and settlement expenses | 14 | - |
| Amortization of deferred acquisition costs | - | - |
| Interest and debt expense | - | - |
| General and administrative expense | - | - |
| Adjusted operating expenses | 14 | - |
| Pretax adjusted operating earnings | $ (14) | $ - |
| Tax benefit (expense) | | $ 5 |

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(3) Variable annuity guaranteed benefit impacts include:
- $170 million net benefit related to hedged variable annuity benefits
- $28 million increase in DAC and DSIC amortization resulting from hedged benefits

(4) Indexed universal life benefit impacts include:
- $43 million net expense related to hedged indexed universal life benefits
- $9 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $17 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5) Reflects revenues and expenses of Consolidated Investment Entities
(6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(8) Total auto and home catastrophe losses
(9) Excess tax benefits (deficiencies) related to share-based compensation

Page 38 of 51

Ameriprise Financial, Inc.
Disclosed Items
4 Qtr 2018

## Excluded from Adjusted Operating Earnings

| (in millions, unaudited) | Advice & Wealth Management | Annuities | | | | Protection | | | Corporate and Eliminations | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Securities Gains/(Losses) [1] | Mean Reversion Related Impacts [2] | Securities Gains/(Losses) [1] | Market Impact on VA Guaranteed Benefits [3] | Market Impact on Fixed Index Annuity Benefits [4] | Mean Reversion Related Impacts [2] | Securities Gains/(Losses) [1] | Market Impact on Indexed Universal Life Benefits [5] | Securities Gains/(Losses) [1] | CIEs [6] | Market Impact of Hedges on Investments [7] | Integration Charges [8] |
| **Revenues** | | | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ (2) | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - | - | - |
| Net investment income | (1) | - | 3 | - | - | - | (3) | - | (4) | 36 | (16) | - |
| Premiums | - | - | - | - | - | - | - | - | - | - | - | - |
| Other revenues | - | - | - | - | - | - | - | (2) | - | - | - | - |
| Total revenues | (1) | - | 3 | - | - | - | (3) | (2) | (4) | 34 | (16) | - |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - |
| Total net revenues | (1) | - | 3 | - | - | - | (3) | (2) | (4) | 34 | (16) | - |
| **Expenses** | | | | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | (1) | - | - | 9 | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | 39 | - | (133) | - | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | - | 29 | 1 | 34 | - | 3 | - | (2) | - | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | - | - | - | 32 | - | - |
| General and administrative expense | - | - | - | - | - | - | - | - | - | 3 | - | 3 |
| Total expenses | - | 68 | 1 | (99) | (1) | 3 | - | 7 | - | 35 | - | 3 |
| Pretax segment income (loss) | $ (1) | $ (68) | $ 2 | $ 99 | $ 1 | $ (3) | $ (3) | $ (9) | $ (4) | $ (1) | $ (16) | $ (3) |

## Included in Adjusted Operating Earnings

| (in millions, unaudited) | Corporate | | | Consolidated |
|---|---|---|---|---|
| | Auto & Home Catastrophe Losses [9] | Department of Labor Implementation Costs [10] | Severance Expense [11] | Excess Tax Benefits from Share-Based Payments [12] |
| **Revenues** | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - |
| Distribution fees | - | - | - | - |
| Net investment income | - | - | - | - |
| Premiums | - | - | - | - |
| Other revenues | - | - | - | - |
| Total revenues | - | - | - | - |
| Banking and deposit interest expense | - | - | - | - |
| Adjusted operating total net revenues | - | - | - | - |
| **Expenses** | | | | |
| Distribution expenses | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - |
| Benefits, claims, losses and settlement expenses | 12 | - | - | - |
| Amortization of deferred acquisition costs | - | - | - | - |
| Interest and debt expense | - | - | - | - |
| General and administrative expense | - | 1 | 1 | - |
| Adjusted operating expenses | 12 | 1 | 1 | - |
| Pretax adjusted operating earnings | $ (12) | $ (1) | $ (1) | $ - |
| Tax benefit (expense) | | | | $ 2 |

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees
(3) Variable annuity guaranteed benefit impacts include:
- $133 million net benefit related to hedged variable annuity benefits
- $34 million increase in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:
- $1 million net benefit related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:
- $9 million net expense related to hedged indexed universal life benefits
- $2 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities
(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments
(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments
(9) Total auto and home catastrophe losses
(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard
(11) Severance expense
(12) Excess tax benefits (deficiencies) related to share-based compensation

Page 39 of 51

# Ameriprise Financial, Inc.
Disclosed Items
3 Qtr 2018

## Excluded from Adjusted Operating Earnings

| (in millions, unaudited) | Annuities: Mean Reversion Related Impacts (1) | Annuities: Securities Gains/(Losses) (2) | Annuities: Market Impact on VA Guaranteed Benefits (3) | Annuities: Market Impact on Fixed Index Annuity Benefits (4) | Protection: Market Impact on Indexed Universal Life Benefits (5) | Corporate and Eliminations: Securities Gains/(Losses) (2) | Corporate and Eliminations: CIEs (6) | Corporate and Eliminations: Market Impact of Hedges on Investments (7) | Corporate and Eliminations: Integration Charges (8) |
|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ (2) | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - |
| Net investment income | - | 3 | - | - | - | 1 | 24 | 6 | - |
| Premiums | - | - | - | - | - | - | - | - | - |
| Other revenues | - | - | - | - | (8) | - | - | - | - |
| Total revenues | - | 3 | - | - | (8) | 1 | 22 | 6 | - |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - |
| Total net revenues | - | 3 | - | - | (8) | 1 | 22 | 6 | - |
| Expenses | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | 9 | - | - | - | - |
| Benefits, claims, losses and settlement expenses | (16) | - | 51 | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | (8) | - | (6) | - | (4) | - | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | 19 | - | - |
| General and administrative expense | - | - | - | - | - | - | 3 | - | 9 |
| Total expenses | (24) | - | 45 | - | 5 | - | 22 | - | 9 |
| Pretax segment income (loss) | $ 24 | $ 3 | $ (45) | $ - | $ (13) | $ 1 | $ - | $ 6 | $ (9) |

## Included in Adjusted Operating Earnings

| (in millions, unaudited) | Annuities: Valuation Assumption & Model Changes (9) | Protection: Valuation Assumption & Model Changes (9) | Protection: Modification of costs within Reinsurance Contract (10) | Corporate: Auto & Home Catastrophe Losses (11) | Corporate: Valuation Assumption & Model Changes (9) | Corporate: Department of Labor Implementation Costs (12) | Corporate: Affordable Housing Investment Adjustment (13) | Consolidated: Excess Tax Benefits from Share-Based Payments (14) | Consolidated: Tax Benefit (15) |
|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - |
| Net investment income | - | - | - | - | - | - | (7) | - | - |
| Premiums | - | - | - | - | - | - | - | - | - |
| Other revenues | - | 78 | (10) | - | - | - | - | - | - |
| Total revenues | - | 78 | (10) | - | - | - | (7) | - | - |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - |
| Adjusted operating total net revenues | - | 78 | (10) | - | - | - | (7) | - | - |
| Expenses | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | 18 | 101 | - | 16 | 52 | - | - | - | - |
| Amortization of deferred acquisition costs | (17) | (18) | - | - | - | - | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | - | - | - |
| General and administrative expense | - | - | - | - | - | 1 | - | - | - |
| Adjusted operating expenses | 1 | 83 | - | 16 | 52 | 1 | - | - | - |
| Pretax adjusted operating earnings | $ (1) | $ (5) | $ (10) | $ (16) | $ (52) | $ (1) | $ (7) | $ - | $ - |
| Tax benefit (expense) | | | | | | | | $ 2 | $ 20 |

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(3) Variable annuity guaranteed benefit impacts include:
- $51 million net expense related to hedged variable annuity benefits
- $6 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:
- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:
- $9 million net expense related to hedged indexed universal life benefits
- $4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(10) Life & health unfavorable expense related to a modification of costs within a reinsurance contract

(11) Total auto and home catastrophe losses

(12) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(13) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(14) Excess tax benefits (deficiencies) related to share-based compensation

(15) Tax benefit related to discrete items from prior year returns.

Page 40 of 51

# Ameriprise Financial, Inc.
Disclosed Items
2 Qtr 2018

## Excluded from Adjusted Operating Earnings

| (in millions, unaudited) | Annuities: Mean Reversion Related Impacts [1] | Annuities: Securities Gains/(Losses) [2] | Annuities: Market Impact on VA Guaranteed Benefits [3] | Annuities: Market Impact on Fixed Index Annuity Benefits [4] | Protection: Mean Reversion Related Impacts [1] | Protection: Securities Gains/(Losses) [2] | Protection: Market Impact on Indexed Universal Life Benefits [5] | Corporate and Eliminations: CIEs [6] | Corporate and Eliminations: Market Impact of Hedges on Investments [7] | Corporate and Eliminations: Integration Charges [8] |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ (2) | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - |
| Net investment income | - | 4 | - | - | - | 1 | - | 51 | 5 | - |
| Premiums | - | - | - | - | - | - | - | - | - | - |
| Other revenues | - | - | - | - | - | - | (10) | - | - | - |
| Total revenues | - | 4 | - | - | - | 1 | (10) | 49 | 5 | - |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - |
| Total net revenues | - | 4 | - | - | - | 1 | (10) | 49 | 5 | - |
| Expenses | | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | 17 | - | - | - |
| Benefits, claims, losses and settlement expenses | (5) | - | 90 | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | (2) | - | (10) | - | (1) | - | (7) | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | - | 49 | - | - |
| General and administrative expense | - | - | - | - | - | - | - | - | - | 4 |
| Total expenses | (7) | - | 80 | - | (1) | - | 10 | 49 | - | 4 |
| Pretax segment income (loss) | $ 7 | $ 4 | $ (80) | $ - | $ 1 | $ 1 | $ (20) | $ - | $ 5 | $ (4) |

## Included in Adjusted Operating Earnings

| (in millions, unaudited) | Corporate: Auto & Home Catastrophe Losses [9] | Corporate: Department of Labor Implementation Costs [10] | Consolidated: Excess Tax Benefits from Share-Based Payments [11] |
|---|---|---|---|
| Revenues | | | |
| Management and financial advice fees | $ - | $ - | $ - |
| Distribution fees | - | - | - |
| Net investment income | - | - | - |
| Premiums | - | - | - |
| Other revenues | - | - | - |
| Total revenues | - | - | - |
| Banking and deposit interest expense | - | - | - |
| Adjusted operating total net revenues | - | - | - |
| Expenses | | | |
| Distribution expenses | - | - | - |
| Interest credited to fixed accounts | - | - | - |
| Benefits, claims, losses and settlement expenses | 40 | - | - |
| Amortization of deferred acquisition costs | - | - | - |
| Interest and debt expense | - | - | - |
| General and administrative expense | - | 3 | - |
| Adjusted operating expenses | 40 | 3 | - |
| Pretax adjusted operating earnings | $ (40) | $ (3) | $ |
| Tax benefit (expense) | | | $ 1 |

(1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(2) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(3) Variable annuity guaranteed benefit impacts include:

- $90 million net expense related to hedged variable annuity benefits
- $10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:

- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:

- $17 million net expense related to hedged indexed universal life benefits
- $7 million decrease in DAC amortization resulting from hedged indexed universal life benefits
- $10 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Total auto and home catastrophe losses

(10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11) Excess tax benefits (deficiencies) related to share-based compensation

Page 41 of 51

# Ameriprise Financial, Inc.
## Disclosed Items
## 1 Qtr 2018

### Excluded from Adjusted Operating Earnings

| (in millions, unaudited) | Advice & Wealth Management | Annuities | | | | Protection | | Corporate and Eliminations | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Securities Gains/(Losses) (1) | Mean Reversion Related Impacts (2) | Securities Gains/(Losses) (1) | Market Impact on VA Guaranteed Benefits (3) | Market Impact on Fixed Index Annuity Benefits (4) | Securities Gains/(Losses) (1) | Market Impact on Indexed Universal Life Benefits (5) | Securities Gains/(Losses) (1) | CIEs (6) | Market Impact of Hedges on Investments (7) | Integration Charges (8) |
| Revenues | | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ (4) | $ - | $ - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - | - |
| Net investment income | 1 | - | 8 | - | - | (1) | - | (2) | 26 | 16 | - |
| Premiums | - | - | - | - | - | - | - | - | - | - | - |
| Other revenues | - | - | - | - | - | - | 13 | - | - | - | - |
| Total revenues | 1 | - | 8 | - | - | (1) | 13 | (2) | 22 | 16 | - |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - |
| Total net revenues | 1 | - | 8 | - | - | (1) | 13 | (2) | 22 | 16 | - |
| Expenses | | | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | (21) | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | (6) | - | - | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | - | - | - | 5 | - | - | 9 | - | - | - | - |
| Interest and debt expense | - | - | - | - | - | - | - | - | 21 | - | - |
| General and administrative expense | - | - | - | - | - | - | - | - | 1 | - | 3 |
| Total expenses | - | (6) | - | 5 | - | - | (12) | - | 22 | - | 3 |
| Pretax segment income (loss) | $ 1 | $ 6 | $ 8 | $ (5) | $ - | $ (1) | $ 25 | $ (2) | $ - | $ 16 | $ (3) |

### Included in Adjusted Operating Earnings

| (in millions, unaudited) | Asset Management | Corporate | | Consolidated |
|---|---|---|---|---|
| | EMEA Change Initiatives (9) | Auto & Home Catastrophe Losses (10) | Department of Labor Implementation Costs (11) | Excess Tax Benefits from Share-Based Payments (12) |
| Revenues | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - |
| Distribution fees | - | - | - | - |
| Net investment income | - | - | - | - |
| Premiums | - | - | - | - |
| Other revenues | 14 | - | - | - |
| Total revenues | 14 | - | - | - |
| Banking and deposit interest expense | - | - | - | - |
| Adjusted operating total net revenues | 14 | - | - | - |
| Expenses | | | | |
| Distribution expenses | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | 14 | - | - |
| Amortization of deferred acquisition costs | - | - | - | - |
| Interest and debt expense | - | - | - | - |
| General and administrative expense | 5 | - | 3 | - |
| Adjusted operating expenses | 5 | 14 | 3 | - |
| Pretax adjusted operating earnings | $ 9 | $ (14) | $ (3) | $ - |
| Tax benefit (expense) | | | | $ 20 |

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees

(3) Variable annuity guaranteed benefit impacts include:

- $1 million net benefit related to hedged variable annuity benefits
- $6 million increase in DAC and DSIC amortization resulting from hedged benefits

(4) Fixed index annuity benefit impacts include:

- $0 million net expense related to hedged fixed index annuity benefits
- $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(5) Indexed universal life benefit impacts include:

- $21 million net benefit related to hedged indexed universal life benefits
- $9 million increase in DAC amortization resulting from hedged indexed universal life benefits
- $13 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(6) Reflects revenues and expenses of Consolidated Investment Entities

(7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(9) Net benefit from EMEA initiatives

(10) Total auto and home catastrophe losses

(11) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(12) Excess tax benefits (deficiencies) related to share-based compensation

Page 42 of 51

Exhibit B Statistical Supplement Package (unaudited) First Quarter 2019 Corporate & Other Segment Details Page 43 of 51

# Ameriprise Financial, Inc.
## Corporate Excluding Long Term Care and Auto & Home
## First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Corporate Excluding Long Term Care Adjusted Operating Income Statements | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | - | $ - | - | $ - | - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Net investment income | (10) | (10) | (22) | (6) | (14) | (10) | (14) | (4) | (40)% | (4) | (40)% | (8) | # |
| Premiums | - | - | - | - | 1 | - | 1 | 1 | - | 1 | - | 1 | - |
| Other revenues | 2 | - | 2 | 2 | 1 | 2 | 1 | (1) | (50)% | (1) | (50)% | (1) | (50)% |
| Total revenues | (8) | (10) | (20) | (4) | (12) | (8) | (12) | (4) | (50)% | (4) | (50)% | (8) | # |
| Banking and deposit interest expense | 1 | 1 | 2 | 2 | 2 | 1 | 2 | 1 | # | 1 | # | - | - |
| Adjusted operating total net revenues | (9) | (11) | (22) | (6) | (14) | (9) | (14) | (5) | (56)% | (5) | (56)% | (8) | # |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Amortization of deferred acquisition costs | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest and debt expense | 3 | 3 | 3 | 4 | 6 | 3 | 6 | 3 | # | 3 | # | 2 | 50 % |
| General and administrative expense | 46 | 46 | 43 | 37 | 58 | 46 | 58 | 12 | 26 % | 12 | 26 % | 21 | 57 % |
| Adjusted operating expenses | 49 | 49 | 46 | 41 | 64 | 49 | 64 | 15 | 31 % | 15 | 31 % | 23 | 56 % |
| Pretax adjusted operating earnings (loss) | $ (58) | $ (60) | $ (68) | $ (47) | $ (78) | $ (58) | $ (78) | $ (20) | (34)% | $ (20) | (34)% | $ (31) | (66)% |

# Variance equal to or greater than 100%.

Page 44 of 51

# Ameriprise Financial, Inc.
## Long Term Care
## First Quarter 2019

| (in millions unless otherwise noted, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Long Term Care Adjusted Operating Income Statements** | | | | | | | | | | | | | |
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | - | $ - | - | $ - | - |
| Distribution fees | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Net investment income | 40 | 40 | 42 | 45 | 43 | 40 | 43 | 3 | 8 % | 3 | 8 % | (2) | (4)% |
| Premiums | 26 | 27 | 27 | 27 | 25 | 26 | 25 | (1) | (4)% | (1) | (4)% | (2) | (7)% |
| Other revenues | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Total revenues | 66 | 67 | 69 | 72 | 68 | 66 | 68 | 2 | 3 % | 2 | 3 % | (4) | (6)% |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Adjusted operating total net revenues | 66 | 67 | 69 | 72 | 68 | 66 | 68 | 2 | 3 % | 2 | 3 % | (4) | (6)% |
| Expenses | | | | | | | | | | | | | |
| Distribution expenses | (2) | (3) | (3) | (3) | (3) | (2) | (3) | (1) | (50)% | (1) | (50)% | - | - |
| Interest credited to fixed accounts | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Benefits, claims, losses and settlement expenses | 56 | 65 | 114 | 71 | 56 | 56 | 56 | - | - | - | - | (15) | (21)% |
| Amortization of deferred acquisition costs | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest and debt expense | 3 | 3 | 3 | 3 | 3 | 3 | 3 | - | - | - | - | - | - |
| General and administrative expense | 7 | 7 | 8 | 6 | 6 | 7 | 6 | (1) | (14)% | (1) | (14)% | - | - |
| Adjusted operating expenses | 64 | 72 | 122 | 77 | 62 | 64 | 62 | (2) | (3)% | (2) | (3)% | (15) | (19)% |
| Pretax adjusted operating earnings (loss) | $ 2 | $ (5) | $ (53) | $ (5) | $ 6 | $ 2 | $ 6 | $ 4 | # | $ 4 | # | $ 11 | # |
| Net Policyholder Long Term Care Reserves [1] | | | | | | | | | | | | | |
| Active Life Reserves | $ 2,036 | $ 2,009 | $ 2,070 | $ 2,018 | $ 2,111 | $ 2,036 | $ 2,111 | $ 75 | 4 % | $ 75 | 4 % | $ 93 | 5 % |
| Disabled Life Reserves | 507 | 515 | 523 | 535 | 540 | 507 | 540 | 33 | 7 % | 33 | 7 % | 5 | 1 % |
| Total net policyholder long term care reserves | $ 2,543 | $ 2,524 | $ 2,593 | $ 2,553 | $ 2,651 | $ 2,543 | $ 2,651 | $ 108 | 4 % | $ 108 | 4 % | $ 98 | 4 % |

[1] SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

# Variance equal to or greater than 100%.

Page 45 of 51

Exhibit C Statistical Supplement Package (unaudited) First Quarter 2019 Non-GAAP Financial Measure Reconciliations Page 46 of 51

# Ameriprise Financial, Inc.
## Non-GAAP Financial Measure Reconciliations
## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | | | | | | Year-to-date | |
|---|---|---|---|---|---|---|---|
| | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | 2018 | 2019 |
| **Return on Equity** | | | | | | | |
| Net income (last twelve months) | $ 1,671 | $ 1,740 | $ 1,736 | $ 2,098 | $ 1,899 | $ 1,671 | $ 1,899 |
| Less adjustments [1] | (16) | (47) | (46) | (63) | (229) | (16) | (229) |
| Adjusted operating earnings (last twelve months) | $ 1,687 | $ 1,787 | $ 1,782 | $ 2,161 | $ 2,128 | $ 1,687 | $ 2,128 |
| Total Ameriprise Financial shareholders' equity (five point quarter end average) | $ 6,122 | $ 6,004 | $ 5,878 | $ 5,735 | $ 5,704 | $ 6,122 | $ 5,704 |
| Less AOCI, net of tax (five point quarter end average) | 210 | 131 | 22 | (98) | (137) | 210 | (137) |
| Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) | 5,912 | 5,873 | 5,856 | 5,833 | 5,841 | 5,912 | 5,841 |
| Less equity impacts attributable to the consolidated investment entities (five point quarter end average) | 1 | 1 | 1 | 1 | 1 | 1 | 1 |
| Adjusted operating equity (five point quarter end average) | $ 5,911 | $ 5,872 | $ 5,855 | $ 5,832 | $ 5,840 | $ 5,911 | $ 5,840 |
| Return on equity excluding AOCI | 28.3% | 29.6% | 29.6% | 36.0% | 32.5% | 28.3% | 32.5% |
| Adjusted operating return on equity excluding AOCI | 28.5% | 30.4% | 30.4% | 37.1% | 36.4% | 28.5% | 36.4% |
| **Effective Tax Rate** | | | | | | | |
| Pretax income | $ 696 | $ 548 | $ 588 | $ 652 | $ 470 | $ 696 | $ 470 |
| Less adjustments [2] | 45 | (86) | (33) | (6) | (165) | 45 | (165) |
| Pretax adjusted operating earnings | $ 651 | $ 634 | $ 621 | $ 658 | $ 635 | $ 651 | $ 635 |
| Income tax provision | $ 102 | $ 86 | $ 85 | $ 113 | $ 75 | $ 102 | $ 75 |
| Adjusted operating income tax provision | $ 93 | $ 104 | $ 92 | $ 114 | $ 110 | $ 93 | $ 110 |
| Effective tax rate | 14.7% | 15.7% | 14.4% | 17.3% | 15.9% | 14.7% | 15.9% |
| Adjusted operating effective tax rate | 14.3% | 16.4% | 14.8% | 17.3% | 17.3% | 14.3% | 17.3% |

(1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 21%.

(2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Page 47 of 51

# Ameriprise Financial, Inc.

## Non-GAAP Financial Measure Reconciliations

## First Quarter 2019

(in millions unless otherwise noted, unaudited)

| | March 31, 2018 | June 30, 2018 | September 30, 2018 | December 31, 2018 | March 31, 2019 |
|---|---|---|---|---|---|
| **Long-term Debt Summary** | | | | | |
| Senior notes | $ 2,850 | $ 2,850 | $ 2,850 | $ 2,850 | $ 3,350 |
| Finance lease liabilities | 34 | 31 | 28 | 25 | 55 |
| Fair value of hedges, unamortized discount and debt issuance costs | (3) | (6) | (8) | (8) | (11) |
| Total Ameriprise Financial long-term debt | 2,881 | 2,875 | 2,870 | 2,867 | 3,394 |
| Less fair value of hedges, unamortized discount and debt issuance costs | (3) | (6) | (8) | (8) | (11) |
| Less finance lease liabilities | 34 | 31 | 28 | 25 | 55 |
| Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities | $ 2,850 | $ 2,850 | $ 2,850 | $ 2,850 | $ 3,350 |
| **Equity Summary** | | | | | |
| Total equity | $ 5,840 | $ 5,632 | $ 5,618 | $ 5,588 | $ 5,843 |
| Less equity of consolidated investment entities | - | 1 | (1) | 1 | 1 |
| Total equity excluding CIEs | $ 5,840 | $ 5,631 | $ 5,619 | $ 5,587 | $ 5,842 |
| **Capital Summary** | | | | | |
| Total Ameriprise Financial long-term debt | $ 2,881 | $ 2,875 | $ 2,870 | $ 2,867 | $ 3,394 |
| Total equity | 5,840 | 5,632 | 5,618 | 5,588 | 5,843 |
| Total Ameriprise Financial capital | 8,721 | 8,507 | 8,488 | 8,455 | 9,237 |
| Less equity of consolidated investment entities | - | 1 | (1) | 1 | 1 |
| Less fair value of hedges, unamortized discount and debt issuance costs | (3) | (6) | (8) | (8) | (11) |
| Less finance lease liabilities | 34 | 31 | 28 | 25 | 55 |
| Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs | $ 8,690 | $ 8,481 | $ 8,469 | $ 8,437 | $ 9,192 |
| Total Ameriprise Financial long-term debt to total Ameriprise Financial capital | 33.0% | 33.8% | 33.8% | 33.9% | 36.7% |
| Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs | 32.8% | 33.6% | 33.7% | 33.8% | 36.4% |
| Total equity | $ 5,840 | $ 5,632 | $ 5,618 | $ 5,588 | $ 5,843 |
| AOCI | (5) | (179) | (244) | (291) | 35 |
| Retained earnings attributable to CIEs | 1 | 1 | 1 | 1 | 1 |
| AOCI attributable to CIEs | (1) | - | (2) | - | - |
| Total equity | $ 5,840 | $ 5,632 | $ 5,618 | $ 5,588 | $ 5,843 |
| Less AOCI | (5) | (179) | (244) | (291) | 35 |
| Total equity excluding AOCI | $ 5,845 | $ 5,811 | $ 5,862 | $ 5,879 | $ 5,808 |
| Total equity | $ 5,840 | $ 5,632 | $ 5,618 | $ 5,588 | $ 5,843 |
| Less retained earnings attributable to CIEs | 1 | 1 | 1 | 1 | 1 |
| Less AOCI | (5) | (179) | (244) | (291) | 35 |
| Total equity excluding CIEs and AOCI | $ 5,844 | $ 5,810 | $ 5,861 | $ 5,878 | $ 5,807 |

Page 48 of 51

Exhibit D Statistical Supplement Package (unaudited) First Quarter 2019 Revenue Detail by Product Page 49 of 51

# Ameriprise Financial, Inc.
## Advice & Wealth Management Segment
## Revenue From Contracts With Customers
## First Quarter 2019

| (in millions, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees: | | | | | | | | | | | | | |
| Asset management fees: | | | | | | | | | | | | | |
| Retail | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | - | $ - | - | $ - | - |
| Institutional | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Advisory fees | 691 | 706 | 740 | 728 | 725 | 691 | 725 | 34 | 5 % | 34 | 5 % | (3) | - |
| Financial planning fees | 68 | 80 | 75 | 95 | 69 | 68 | 69 | 1 | 1 % | 1 | 1 % | (26) | (27)% |
| Transaction and other fees | 89 | 92 | 87 | 87 | 84 | 89 | 84 | (5) | (6)% | (5) | (6)% | (3) | (3)% |
| Total management and financial advice fees | 848 | 878 | 902 | 910 | 878 | 848 | 878 | 30 | 4 % | 30 | 4 % | (32) | (4)% |
| Distribution Fees: | | | | | | | | | | | | | |
| Mutual funds | 190 | 184 | 182 | 173 | 171 | 190 | 171 | (19) | (10)% | (19) | (10)% | (2) | (1)% |
| Insurance and annuity | 222 | 231 | 220 | 217 | 205 | 222 | 205 | (17) | (8)% | (17) | (8)% | (12) | (6)% |
| Other products | 145 | 147 | 156 | 174 | 185 | 145 | 185 | 40 | 28 % | 40 | 28 % | 11 | 6 % |
| Total distribution fees | 557 | 562 | 558 | 564 | 561 | 557 | 561 | 4 | 1 % | 4 | 1 % | (3) | (1)% |
| Other revenues | 41 | 47 | 43 | 40 | 45 | 41 | 45 | 4 | 10 % | 4 | 10 % | 5 | 13 % |
| Total revenue from contracts with customers | 1,446 | 1,487 | 1,503 | 1,514 | 1,484 | 1,446 | 1,484 | 38 | 3 % | 38 | 3 % | (30) | (2)% |
| Revenue from other sources | 71 | 76 | 85 | 96 | 105 | 71 | 105 | 34 | 48 % | 34 | 48 % | 9 | 9 % |
| Total segment gross revenues | 1,517 | 1,563 | 1,588 | 1,610 | 1,589 | 1,517 | 1,589 | 72 | 5 % | 72 | 5 % | (21) | (1)% |
| Banking and deposit interest expense | 16 | 20 | 24 | 29 | 35 | 16 | 35 | 19 | # | 19 | # | 6 | 21 % |
| Total segment net revenues | 1,501 | 1,543 | 1,564 | 1,581 | 1,554 | 1,501 | 1,554 | 53 | 4 % | 53 | 4 % | (27) | (2)% |
| Less: intersegment revenues | 240 | 247 | 235 | 230 | 219 | 240 | 219 | (21) | (9)% | (21) | (9)% | (11) | (5)% |
| Total net revenues | $ 1,261 | $ 1,296 | $ 1,329 | $ 1,351 | $ 1,335 | $ 1,261 | $ 1,335 | $ 74 | 6 % | $ 74 | 6 % | $ (16) | (1)% |

# Variance equal to or greater than 100%.

Page 50 of 51

# Ameriprise Financial, Inc.
## Asset Management Segment
## Revenue From Contracts With Customers
## First Quarter 2019

| (in millions, unaudited) | 1 Qtr 2018 | 2 Qtr 2018 | 3 Qtr 2018 | 4 Qtr 2018 | 1 Qtr 2019 | Year-to-Date 2018 | Year-to-Date 2019 | Prior Year Comparisons: Qtr Chg - 1Q Diff. | Qtr Chg - 1Q % | YTD Chg - 1Q Diff. | YTD Chg - 1Q % | Seq Qtr Chg - 1Q Diff. | Seq Qtr Chg - 1Q % |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | | | | | |
| Management and financial advice fees: | | | | | | | | | | | | | |
| Asset management fees: | | | | | | | | | | | | | |
| Retail | $ 480 | $ 472 | $ 479 | $ 443 | $ 429 | $ 480 | $ 429 | $ (51) | (11)% | $ (51) | (11)% | $ (14) | (3)% |
| Institutional | 111 | 109 | 125 | 108 | 104 | 111 | 104 | (7) | (6)% | (7) | (6)% | (4) | (4)% |
| Advisory fees | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Financial planning fees | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Transaction and other fees | 48 | 48 | 48 | 46 | 46 | 48 | 46 | (2) | (4)% | (2) | (4)% | - | - |
| Total management and financial advice fees | 639 | 629 | 652 | 597 | 579 | 639 | 579 | (60) | (9)% | (60) | (9)% | (18) | (3)% |
| Distribution Fees: | | | | | | | | | | | | | |
| Mutual funds | 69 | 68 | 64 | 59 | 57 | 69 | 57 | (12) | (17)% | (12) | (17)% | (2) | (3)% |
| Insurance and annuity | 45 | 42 | 44 | 42 | 41 | 45 | 41 | (4) | (9)% | (4) | (9)% | (1) | (2)% |
| Other products | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Total distribution fees | 114 | 110 | 108 | 101 | 98 | 114 | 98 | (16) | (14)% | (16) | (14)% | (3) | (3)% |
| Other revenues | 1 | 1 | - | 1 | 1 | 1 | 1 | - | - | - | - | - | - |
| Total revenue from contracts with customers | 754 | 740 | 760 | 699 | 678 | 754 | 678 | (76) | (10)% | (76) | (10)% | (21) | (3)% |
| Revenue from other sources | 24 | 15 | 12 | 7 | 11 | 24 | 11 | (13) | (54)% | (13) | (54)% | 4 | 57 % |
| Total segment gross revenues | 778 | 755 | 772 | 706 | 689 | 778 | 689 | (89) | (11)% | (89) | (11)% | (17) | (2)% |
| Banking and deposit interest expense | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Total segment net revenues | 778 | 755 | 772 | 706 | 689 | 778 | 689 | (89) | (11)% | (89) | (11)% | (17) | (2)% |
| Less: intersegment revenues | 12 | 12 | 13 | 13 | 13 | 12 | 13 | 1 | 8 % | 1 | 8 % | - | - |
| Total net revenues | $ 766 | $ 743 | $ 759 | $ 693 | $ 676 | $ 766 | $ 676 | $ (90) | (12)% | $ (90) | (12)% | $ (17) | (2)% |

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